SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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OPTIMIZERX CORPORATION

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Notice of Annual Meeting of Stockholders

Date and Time

Thursday, August 19, 2021 at 10:00 a.m. (EDT)

Meeting Access

Live Webcast:
www.virtualshareholdermeeting.com/OPRX2021

Record Date

June 24, 2021

Items of Business

•       Proposal 1: Election of six directors, as described in the accompanying proxy statement.

•       Proposal 2: Advisory approval of the compensation of OptimizeRx’s named executive officers.

YOUR VOTE IS IMPORTANT

visiting ***www.proxyvote.com***

mailing your signed proxy card or voting instruction form

calling 1-800-690-6903

•       Proposal 3: Advisory approval of the frequency of the advisory vote on named executive officer compensation.

•       Proposal 4: Approval of the OptimizeRx Corporation 2021 Equity Incentive Plan.

•       Proposal 5: Ratification of UHY LLP as OptimizeRx’s independent registered public accounting firm for the 2021 fiscal year.

•       Consideration of any other business properly brought before the annual meeting.

Due to the ongoing public health impact of the COVID-19 pandemic, this year’s annual meeting will be a virtual meeting conducted via live webcast. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. Additional information regarding attending the annual meeting, voting your shares and submitting questions in advance of the annual meeting can be found in the proxy statement.

Eligibility to Vote

Only stockholders of record as of the close of business on June 24, 2021 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

This Notice of Annual Meeting of Stockholders, the proxy statement, form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are being distributed and made available to our stockholders on or about July 8, 2021.

Your vote is important. Whether or not you attend the meeting, we urge you to vote promptly.

By Order of the Board of Directors

/s/ Gus D. Halas
Gus D. Halas
Rochester, MI	Chairperson
July 8, 2021

This Notice of Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com.

i

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “OptimizeRx,” “we,” “us,” and “our” refer to OptimizeRx Corporation, a Nevada company. This proxy statement, form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are being distributed and made available to our stockholders on or about July 8, 2021. Our principal executive offices are located at 400 Water Street, Suite 200 Rochester, MI 48307.

Annual Meeting Information

Date and Time:	August 19, 2021 at 10:00 a.m., Eastern Daylight Time
Meeting Access:	Live Webcast: www.virtualshareholdermeeting.com/OPRX2021
Record Date:	June 24, 2021
Voting:	Stockholders have one vote per share on all matters presented at the annual meeting

Due to the ongoing public health impact of the COVID-19 pandemic, this year’s annual meeting will be a virtual meeting conducted via live webcast. You will be able to attend the annual meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/OPRX2021. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. EDT on August 18, 2021. Please see “Questions and Answers About the Annual Meeting” for more information regarding the annual meeting.

Even if you plan to attend the virtual annual meeting, please vote in advance so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of six directors	FOR each Director Nominee	6
Advisory approval of the compensation of OptimizeRx’s named executive officers	FOR	28
Advisory approval of the frequency of the advisory vote on named executive officer compensation	FOR the advisory vote to occur every year	29
Approval of the OptimizeRx Corporation 2021 Equity Incentive Plan	FOR	30
Ratification of UHY LLP as OptimizeRx’s independent registered public accounting firm for the 2021 fiscal year	FOR	41

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials?

This proxy statement, form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are being distributed and made available to our stockholders starting on or about July 8, 2021. We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at our 2021 Annual Meeting of Stockholders and at any adjournment or postponement of the meeting.

When and where will the annual meeting be held?

Date	Thursday, August 19, 2021
Time	10:00 a.m. (EDT)
Location	Live Webcast at: www.virtualshareholdermeeting.com/OPRX2021

Who is entitled to vote at the annual meeting?

Holders of OptimizeRx common stock at the close of business on June 24, 2021, are entitled to receive the Notice of Annual Meeting and proxy statement and to vote their shares at the annual meeting. As of that date, there were 17,468,273 shares of the Company’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

What constitutes a quorum for the annual meeting?

The holders of at least a majority of the voting power of the Company’s capital stock, present in person or by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum. Abstentions and broker non-votes are counted for purposes determining whether there is a quorum.

How can I attend and participate in the annual meeting?

To attend and participate in the annual meeting, visit www.virtualshareholdermeeting.com/OPRX2021 and enter the 16-digit control number included on your proxy card. The virtual annual meeting will begin promptly at 10:00 a.m. (EDT) on Thursday, August 19, 2021. You may log in beginning at 9:30 a.m. (EDT).

We encourage you to access the virtual annual meeting prior to the start time leaving ample time to confirm that your Internet or Wi-Fi connection is sufficient to access the features of the virtual annual meeting, and to allow sufficient time to check in. The virtual meeting platform is supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) that have the most updated version of applicable software and plugins installed. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the annual meeting. While there is no fee to attend the virtual annual meeting, you may incur data or other fees imposed by your Internet or wireless carrier.

If you do not have a 16-digit control number, you may also visit www.virtualshareholdermeeting.com/OPRX2021 and log in as a guest. You will not be able to vote your shares during the virtual annual meeting if you participate as a guest.

The recording, reproduction or distribution of the virtual annual meeting, or any portion thereof, is strictly prohibited.

What if I am having technical difficulties?

Technicians will be ready to assist you with any technical difficulties you may have accessing the virtual annual meeting. Technical support will be available on the virtual annual meeting platform beginning at 9:30 a.m. (EDT) on the day of the annual meeting by calling the numbers posted on the log in page.

How do I submit a question for the annual meeting?

You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. EDT on August 18, 2021.

How do I vote if I am a stockholder of record?

How do I vote if I am a beneficial owner of shares?

If you are a “beneficial owner,” also known as a “street name” holder (meaning that you hold your shares of our common stock through a broker, bank or other financial institution), your broker, bank or financial institution will ask you how you wish to have your shares voted. In addition, you will receive instructions as part of your proxy materials provided by your broker, bank or other financial institution on how to access the virtual annual meeting and participate and vote at the annual meeting (including, if your broker, bank or other financial institution elects to do so, instructions on how to vote via telephone or the Internet). You must follow those instructions in order to be able to access the virtual annual meeting and have your shares voted. You may also be able to obtain a proxy from your broker, bank or other financial institution by contacting them directly. Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the annual meeting (except on the ratification of the appointment of UHY as auditors for 2021) unless you provide specific instructions. Accordingly, your shares will only be voted if you give instructions to your broker, bank or financial institution.

Can I revoke my proxy or change my vote after I vote by proxy?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•       giving written notice to our Corporate Secretary;

•       delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•       voting during the live webcast of the annual meeting

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record and following their instructions for how to do so.

What vote is needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street name, brokers may not vote those shares in matters deemed non-routine. Only Proposal 5 is a routine matter.

PROPOSAL	ITEM	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS (or the withholding of authority)	EFFECT OF BROKER NON-VOTES
1	Election of six directors	Plurality—the six director nominees who receive the most “FOR” votes will be elected to serve on the Board	No effect	No effect
2	Advisory approval of the compensation of OptimizeRx’s named executive officers	Number of votes cast in favor exceeds number of votes cast in opposition	No effect	No effect
3	Advisory approval of the frequency of the advisory vote on named executive officer compensation.	The option of every “one-year,” “two-years” or “three-years” that receives the highest number of votes cast	No effect	No effect
4	Approval of the OptimizeRx Corporation 2021 Equity Incentive Plan	Number of votes cast in favor exceeds number of votes cast in opposition	No effect	No effect
5	Ratification of the appointment of independent auditor	Number of votes cast in favor exceeds number of votes cast in opposition	No effect	No broker non-votes; shares are voted by brokers in their discretion

Your shares will be voted in accordance with your instructions. If you are a stockholder of record and sign, date and return a proxy card but do not indicate how you wish to vote your shares, the appointed proxies named on the proxy card will vote your shares “for” each of the nominees with respect to Proposal 1, “for” Proposals 2, 4 and 5 and for “one-year” for Proposal 3, and in the discretion of the appointed proxies named on the proxy card with respect to any other business properly brought before the annual meeting.

Who will pay for the cost of this proxy solicitation?

We will pay all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies in person or by telephone, facsimile, email or the Internet. We have requested that brokers, banks and other nominees who hold stock in their names furnish this proxy material to their customers; we will reimburse these brokers, banks and nominees for their out-of-pocket and reasonable expenses. Although it is not anticipated, we reserve the right to retain a professional firm of proxy solicitors to assist in the solicitation of proxies. We estimate that we would be required to pay such firm fees ranging from $10,000 to $20,000 plus out-of-pocket expenses.

Could other matters be decided at the annual meeting?

We are not aware of any other matters that will be presented and voted upon at the annual meeting. If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the annual meeting for consideration, the persons named in the accompanying proxy card will have the discretion to vote for you on such matters and intend to vote the proxies in accordance with their best judgment.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our bylaws provide that our business shall be managed by or under the direction of a board of directors of not less than three nor more than seven directors, which number shall be fixed from time to time by such board of directors. The Board currently consists of six directors.

There are six nominees for election to the Board at the annual meeting. Each of the six nominees, if elected, will hold office for a term that expires at the next annual stockholders’ meeting. Each director shall hold office for the term for which he or she was elected and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the six nominees named below to constitute the entire Board.

The Board has nominated each of the following individuals for election as a director at the annual meeting: William J. Febbo, Gus D. Halas, Lynn O’Connor Vos, James Lang, Patrick Spangler and Gregory D. Wasson. Each nomination for director was based upon the recommendation of our Nominating and Governance Committee and each nominee for director is a current member of the Board. All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the Board in substitution. The Company has no reason to believe that any of the nominees named below will be unable to serve as a director if elected.

The following table sets forth certain information, as of the date of this proxy statement, as to each nominee for the office of director:

Name	Age	Position	Director Since
William J. Febbo	52	Chief Executive Officer and Director	2016
Gus D. Halas	70	Chairperson	2014
Lynn O’Connor Vos	65	Director	2015
James Lang	56	Director	2017
Patrick Spangler	65	Director	2018
Gregory D. Wasson	61	Director	2020

The following information about our directors is based, in part, upon information supplied by them. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

William J. Febbo

Mr. Febbo joined the Company as Chief Executive Officer and as a director in February 2016. Mr. Febbo founded Plexuus, LLC, a payment processing business for medical professionals in September 2015 and remained its Chairman from September 2015 to December 2020. From April 2007 to September 2015, Mr. Febbo served as Chief Operating Officer of Merriman Holdings, Inc., an investment banking firm, where he assisted with capital raises in the tech, biotech, cleantech, consumer and resources industries. Mr. Febbo was a co-founder of, and from September 2013 to September 2015 served as Chief Executive Officer of, Digital Capital Network, Inc. a transaction platform for institutional and accredited investors. Mr. Febbo was a co-founder of, and from January 1999 to September 2015 was Chief Executive Officer of, MedPanel, LLC, a provider of market intelligence and communications for the pharmaceutical, biomedical, and medical device industries. Since 2017, Mr. Febbo has been a faculty member of the Massachusetts Institute of Technology’s linQ program, which is a collaborative initiative focused on increasing the potential of innovative research to benefit society and the economy. Mr. Febbo currently serves as a director of Modular Medical (OTCQB: MODD), a development stage medical device company focused on the design, development, and eventual commercialization of an innovative insulin pump.

In addition, since 2004, Mr. Febbo has been a board member of the United Nations Association of Greater Boston, a resource for the citizens of Greater Boston on the broad agenda of critical global issues addressed by the UN and its agencies.

On January 29, 2018, FINRA accepted a Letter of Acceptance, Waiver and Consent (the “Consent”) submitted by William Febbo. Without admitting or denying the findings, Mr. Febbo consented to the sanctions and to the entry of findings that he permitted Merriman Capital, Inc. to conduct a securities business while below its net capital requirement. From August 2012 to October 2015, Mr. Febbo was the Financial and Operations Principal (FinOp) for a registered broker-dealer, Merriman Capital, Inc. (“Merriman”). During certain months while Mr. Febbo was FinOp, FINRA found that certain of Merriman’s net capital filings with FINRA were inaccurate because of the method by which Merriman calculated net capital and that, when corrected, it was retroactively determined that Merriman had operated below its minimum net capital requirements. Mr. Febbo, as FinOp, signed certain of these reports and was thus held responsible. Based on the Consent, in settlement, Mr. Febbo, who was then no longer registered with any broker-dealer, accepted a fine of $5,000, a 10-business day suspension from acting as FinOp for any FINRA member and required to requalify by examination for the Series 27 license before again acting in a FinOp capacity.

Mr. Febbo is qualified to serve on our Board because of his wealth of experience in building and managing health services and financial businesses. Mr. Febbo brings more than 20 years of experience in building and managing health services and financial businesses. In addition, as the only current management representative on the Board, Mr. Febbo’s leadership of OptimizerRx’s business provides the Board with invaluable insight into the Company’s operations and strategic direction.

Gus D. Halas

Mr. Halas, Chairperson, joined the Company as a director in August 2014. From April 2011 through May 2013, Mr. Halas was Chief Executive Officer and President of the Central Operating Companies at Central Garden & Pet Company (Nasdaq: CENT, CENTA), a market leader in the garden and pet industries. From 2009 to 2011, Mr. Halas served as an independent consultant and advisor to both private and public companies. From May 2003 to March 2009, Mr. Halas was President and Chief Executive Officer of T-3 Energy Services, Inc., then a public company listed on Nasdaq which designed, manufactured, repaired, and serviced products used in the drilling and completion of new oil and gas wells, the workover of existing wells, and the production and transportation of oil and gas. From August 2001 to April 2003, Mr. Halas served as President and Chief Executive Officer of Clore Automotive, LLC, a leader in the design, development, and manufacture of automotive service equipment. Mr. Halas has served as a director of School Specialty, Inc. (listed on the OTCQB marketplace until May 2020) since July 2015 and on the board of Triangle Petroleum Corp (listed on the NYSE MKT until January 2018) since October 2011. Mr. Halas was a director of Madalena Energy, Inc. (TSXV & OTCQX: MVN) from 2015 until 2020 and Hooper Holmes, Inc., then a public company listed on NYSE MKT, from 2013 until 2017. Mr. Halas currently serves on the boards of the following privately held companies: AXON Energy Services, Ascension Energy Partners and Kraus Hamdani Aerospace, Inc.

Mr. Halas has over 40 years of experience, currently serving on a number of boards and has served as chief executive officer of several companies. Mr. Halas is qualified to serve on our Board because of his experience and expertise as an executive and a director with companies implementing “turnaround” strategies.

Lynn O’Connor Vos

Ms. Vos joined the Company as a director in 2015. Since November 2020, Ms. Vos has run VosHealth, LLC, a healthcare consulting firm focused on advising healthcare start-ups and marketing organizations. From October 2017 to November 2020, Ms. Vos served as the President and Chief Executive Officer of the Muscular Dystrophy Association. From October 1994 to September 2017, Ms. Vos served as the Chief Executive Officer of ghg | greyhealth group, a healthcare advertising and communications company. Ms. Vos currently serves as a director of Modular Medical (OTCQB: MODD), a development stage medical device company focused on the design, development, and eventual commercialization of an innovative insulin pump. Ms. Vos previously served on the boards of nTelos Wireless, a wireless telecommunications company and PCS provider; the Jed Foundation, a leading nonprofit dedicated to protecting the emotional health of college students; and was a founding board member of Multiple Myeloma Research Foundation (MMRF), a pioneering cancer research foundation.

Ms. Vos is qualified to serve on our Board because of her CEO experience and extensive executive skills in digital marketing, commercialization and communications in the healthcare industry.

James Lang

Mr. Lang joined the Company as a director in January 2017. Since May 2017, Mr. Lang has served as the Chief Executive Officer of EVERSANA, a leading provider of global commercialization services to the life science industry. Since December 2016, Mr. Lang has also served as an executive advisor to Water Street Healthcare Partners, a strategic private equity firm focused exclusively on building market-leading companies in healthcare. From 2012 to 2016, Mr. Lang served in leadership roles at Decision Resources Group (DRG), a multi-national corporation that provides high value global data solutions, analytics, and consulting services to pharmaceutical, biotech, medical device, healthcare provider and payer, and managed care companies, including as its Chief Executive Officer from 2014 to 2016. From 2006 to 2008, he served as President of IHS Cambridge Energy Research Associates, an international research and consulting firm, which delivered strategic knowledge and independent analysis on energy markets, geopolitics, industry trends, and strategy. From 1989 to 2006, he held various roles at Strategic Decisions Group (SDG), a global strategy consulting firm, including as President and Chief Operating Officer from 2000 to 2006. Mr. Lang is an active private investor in healthcare and has served on several private and public boards. Mr. Lang currently serves as a director of BioVie Inc. (Nasdaq: BIVI), a clinical-stage company pursuing several solutions, one targeting Alzheimer’s and Parkinson’s and another targeting complications from liver cirrhosis.

Mr. Lang brings more than 30 years of experience in healthcare data, analytic, and technology enabled business services and is qualified to serve on our Board because of his extensive executive skills and background in the healthcare industry.

Patrick Spangler

Mr. Spangler joined the Company as a director in March 2018. Since October 2020, Mr. Spangler has served as Chief Financial Officer of On Target Laboratories, a developer of fluorescent markers to target and illuminate cancer during surgery. From March 2020 to September 2020, Mr. Spangler served as Chief Financial Officer of MHC Software, LLC, a supplier of document automation software to a variety of industries. Prior to MHC, Mr. Spangler served as Chief Financial Officer of VigiLanz Corporation, a digital healthcare intelligence firm, from September 2014 to October 2019; Chief Financial Officer of Healthland Inc., an EHR company serving the critical access hospital market, from August 2012 to August 2014; Senior Vice President and Chief Financial Officer of Epocrates, Inc.,  then a public company listed on Nasdaq and a point-of-care medical applications provider, from October 2010 to August 2012; Operating Partner and CFO Advisor of Three Fields Capital, a private equity and venture capital investment firm., from April 2010 to October 2010; Chief Financial Officer of HighJump Software, a global provider of supply chain management software., from June 2009 to April 2010; Senior Vice President and Chief Financial Officer of ev3 Inc., then a public company listed on NASDAQ and a global endovascular company focused on identifying and treating peripheral vascular disease, from March 2005 to January 2009; and Executive Vice President and Chief Financial Officer for EMPI Inc., a medical device manufacturer, from July 1997 to March 2005. Prior to joining EMPI Inc., Mr. Spangler served for over eleven years in various senior finance leadership positions at Medtronic, Inc. (NYSE: MDT), a global medical device company, Mr. Spangler currently serves as a director of Lifespace Communities Inc, which owns and operates 15 CCRCs in eight states and houses more than 5100 residents., and previously served on the board of Urologix Inc then a public company and a leader in less invasive in office BPH treatments, from August 2010 to February 2016.

Mr. Spangler has over 35 years of experience in IPOs, mergers and acquisitions, operations and financial management experience in the medical device and health care IT industries. Mr. Spangler is qualified to serve on our Board because of his extensive executive skills and background in the healthcare industry and his finance experience.

Gregory D. Wasson

Mr. Wasson joined the Company as a director in July 2020. Since January 2016, Mr. Wasson has served as President and Co-founder of Wasson Enterprise, a family office that partners to build sustainable, high-growth businesses. In January 2015, Mr. Wasson served as President and Chief Executive Officer of Walgreens Boots Alliance, Inc., a global, pharmacy-led health and wellbeing enterprise. Prior to being appointed President and Chief Executive Officer of the combined companies, Walgreens Boots Alliance, Mr. Wasson rose through the ranks through a number of positions of increasing responsibility and executive leadership at Walgreens including, from 2009 to 2015 as its President and Chief Executive Officer, from 2007 to 2009 as its President and Chief Operating Officer, from 2001 to 2006 as the President and Executive Vice President of Walgreen Health Services, from 1999 to 2001 as its Vice President of Store Operations, from 1986 to 1999 as a District Manager, and from 1981 to 1986 as a Pharmacy Technician, Pharmacist and Store Manager. Mr. Wasson currently serves as the Chairman of Foresight Acquisition Corp. (Nasdaq: FORE), a special purpose acquisition company, and on the boards of the following privately held companies: Dom’s Kitchen and Market, Truvian, Reliefband, Golden Fleece Beverages, Inc., iA, Performance Health Systems, Cooler Screens, Inc., Innventure, and Health Care Service Corporation.

On September 28, 2018, the Securities and Exchange Commission (“SEC”) entered an Administrative Order consensually resolving an investigation into forward-looking financial goals and related disclosures by Mr. Wasson’s former employer, Walgreen Co. (“Walgreens”). The Order settled the SEC’s investigation into various allegedly misleading statements made by or on behalf of Walgreens, including statements made by Mr. Wasson and Walgreens’ former Chief Financial Officer (“CFO”), relating to its ability to achieve certain previously stated financial goals associated with its anticipated future merger with Alliance Boots GmbH. Without admitting or denying any of the SEC’s findings, Walgreens, Mr. Wasson and the company’s former CFO each consented to the entry of an SEC order finding that they violated the antifraud provision contained in Section 17(a)(2) of the Securities Act and each agreed to cease and desist from any future violations of Section 17(a)(2) of the Securities Act and to the payment of specified penalties. For his part, Mr. Wasson agreed to pay a civil monetary penalty of $160,000.

Mr. Wasson is qualified to serve on our Board because of his extensive executive skills and in-depth knowledge of the retail and healthcare industries.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

CORPORATE GOVERNANCE

Our Board believes that sound corporate governance is essential to effective fulfillment of its oversight responsibilities. During 2021, our Board and its committees undertook a comprehensive review of our governance policies and practices. In connection with such review, our Board adopted Corporate Governance Guidelines to formalize the Company’s governance practices and which serve as a framework within which our Board and its committees operate. You can find a copy of our Corporate Governance Guidelines, along with the charters of our three standing Board committees, our articles of incorporation, bylaws, and our other governance polices, in the governance section of our website at www.optimizerx.com. Some highlights of our corporate governance policies and practices include:

✓   5 of our 6 directors are independent

✓   De-classified board structure requiring annual nomination and election of directors

✓   Independent Board chairperson

✓   Independent directors regularly meet in executive session

✓   Board committees composed entirely of independent directors

✓   “Overboarding” limits

✓   Stock ownership guidelines for directors and executive officers

✓   Clawback policy for incentive compensation

✓   Stockholder ability to call a special meeting

✓   Annual stockholder ratification of independent auditors

✓   Policies prohibiting short sales, hedging, margin accounts and pledging

✓   Stockholder ability to remove directors

✓   No stockholder rights plan

Information contained on, or that can be accessed through, our website does not constitute a part of this proxy statement and is not incorporated by reference herein.

Director Independence

The Board has determined that each director and director nominee, other than Mr. Febbo, is independent under the applicable listing standards of the Nasdaq Stock Market, Inc., or Nasdaq.

Under applicable SEC and Nasdaq rules, the existence of certain “related person” transactions in excess of certain thresholds between a director and the Company are required to be disclosed and may preclude a finding by the Board that the director is independent. A director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with us that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its independence review, the Board determined that no transactions or relationships between the Company and the independent directors or any member of their immediate family (or any entity of which an independent director or an immediate family member is an executive officer, general partner or significant equity holder) were identified which would render such directors not independent.

Each member of the Audit, Compensation, and Nominating and Governance Committees is an independent director pursuant to all applicable listing standards of Nasdaq. In addition, each member of the Audit Committee also meets the additional independence standards for audit committee members established by the SEC, and each member of the Compensation Committee also qualifies as a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Board Leadership Structure and Risk Oversight

The Board appoints a Chairperson, who may be an officer of the Company if the Board determines that is in the best interests of the Company and its stockholders. The Board does not have a policy that requires the separation of the roles of Chief Executive Officer and Chairperson. The Board annually reviews its leadership structure to assess what best serves the interests of the Company and its stockholders at a given time. The decision whether to combine or separate these positions depends on what our Board deems to be in the long term interest of stockholders in light of prevailing circumstances. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Currently, the positions of Chief Executive Officer and Chairperson are held by different persons. As our Chief Executive Officer, Mr. Febbo is responsible for our day-to-day operations and for executing our long-term strategies. The principal responsibilities of our Chairperson, Mr. Halas, are to manage the operations of the Board and its committees and provide counsel to the Chief Executive Officer on behalf of the Board. The Board believes that an appropriate leadership structure depends on the opportunities and challenges facing a company at a given time. The Board believes that the current leadership structure is appropriate for us at this time.

Each independent director has direct access to our Chairperson and our Chief Executive Officer, as well as other members of the senior management team. The independent directors meet in executive session without management present at least quarterly.

The Board as a whole is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board. Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the Compensation Committee. Members of the Company’s senior management team periodically report to the full Board about their areas of responsibility and a component of these reports is risk within their area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or committee.

Committees of the Board

The Board has established three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Each of the standing committees has a charter that is reviewed annually by that committee. Proposed changes to the charter of any standing committee are approved by the Board. The charters of each of our Board committees are available on our website at http://www.optimizerx.com under “Investor Relations—Governance.”

Information regarding current membership in the standing committees, the principal responsibilities of the standing committees, and other relevant information are described in the tables that follow.

AUDIT COMMITTEE Committee Members: Patrick Spangler (Chair) Gus D. Halas Lynn O’Connor Vos

Responsibilities

•       Be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors

•       Pre-approve all audit and permitted non-audit services to be provided by the independent auditors

•       Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements

•       Review with the independent auditors the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time

•       Review and discuss the Company’s annual and quarterly financial statements with management and the independent auditors

•       Review and discuss with management the Company’s earnings press releases

•       Discuss Company policies and practices with respect to risk assessment and risk management

•       Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters

•       Review related party transactions

The responsibilities of the Audit Committee are further described in the Audit Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website.

The Board has determined that Patrick Spangler qualifies as an “audit committee financial expert” under applicable SEC rules.

Report

The Report of Audit Committee is on page 44 of this proxy statement.

COMPENSATION COMMITTEE Committee Members: James Lang (Chair) Gus D. Halas Patrick Spangler Gregory D. Wasson

Responsibilities

•       Annually determine and approve the CEO’s compensation, based upon an evaluation of the CEO’s performance in light of approved corporate goals and objectives

•       Annually review and approve the compensation of the Company’s other executive officers

•       Review and approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans of the Company

•       Review and approve and, when appropriate, recommend to the Board for approval any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers

•       Review, approve and, when appropriate, recommend to the Board for approval, stock ownership guidelines and monitor compliance therewith

•       Review, approve and, when appropriate, recommend to the Board for approval, the creation or revision of any clawback policy and oversee the application thereof

•       Annually review the potential risk to the Company from its compensation policies and practices

•       Oversee submissions to stockholders on executive compensation matters and discuss the results of any stockholder advisory votes on executive compensation

•       Periodically review the compensation paid to non-employee directors for their service and make recommendations to the Board for any adjustments

•       Develop and recommend to the Board for approval an executive officer succession plan

The responsibilities of the Compensation Committee are further described in the Compensation Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website.

NOMINATING AND Governance COMMITTEE Committee Members: Lynn O’Connor Vos (Chair) James Lang Gus D. Halas

Responsibilities

•       Periodically make recommendations to the Board regarding the size and composition of the Board

•       Develop and recommend to the Board criteria for the selection of individuals to be considered as candidates for election to the Board

•       Identify and screen individuals qualified to become members of the Board

•       Review and make recommendations to the full Board whether members of the Board should stand for re-election

•       Recommend to the Board director nominees to fill vacancies

•       Recommend to the Board director nominees for stockholder approval at each annual or any special meeting of stockholders at which one or more directors are to be elected

•       Make recommendations to the Board regarding Board committee memberships

•       Develop and recommend to the Board a set of corporate governance guidelines and oversee the Company’s corporate governance practices

•       Review the Company’s strategies, activities, and policies regarding ESG matters and make recommendations to the Board

•       Oversee an annual evaluation of the Board and its committees

The responsibilities of the Nominating and Governance Committee are further described in the Nominating and Governance Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website.

Meetings of the Board of Directors and Committees

During fiscal 2020, the Board held 4 meetings, the Audit Committee held 4 meetings, the Compensation Committee held 4 meetings and the Nominating and Governance Committee held 4 meetings. During fiscal 2020, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the directors which were held during the period for which the director was a director, and (2) the total number of meetings held by all committees of which the director was a member during the period that the director served.

Attendance at Annual Meeting of Stockholders

In fiscal 2020, we did not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders. In June 2021, the Board adopted a policy that, absent sufficient cause, each of our directors is expected to attend our annual meeting of stockholders, either in person or by remote communication. A director who is unable to attend the Company’s annual meeting of stockholders is expected to notify the Chairperson. None of our directors, other than Mr. Febbo, attended last year’s annual meeting.

Communication with the Board of Directors

Stockholders desiring to communicate with the Board or any individual director may directly contact such director or directors by sending a letter addressed to the Board or the individual director c/o Corporate Secretary, OptimizeRx Corporation at our principal executive offices: 400 Water Street, Suite 200, Rochester, MI 48307. In the letter, the stockholder must identify him or herself as a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication is being made by or on behalf of a stockholder before the communication is transmitted to the individual director or to the Board.

Director Service on other Public Company Boards

The Board recognizes that service on other public company boards provides valuable governance and leadership experience that benefits OptimizeRx. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the Company’s Board. Directors are expected to advise the chairperson of the Nominating and Governance Committee and the General Counsel before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses, non-profit entities or governmental units in order to allow the Company to conduct a review for potential conflicts and other issues. Directors are expected to refrain from accepting any such seat if the Board determines such position to be inadvisable and not in the Company’s bests interests.

Our Corporate Governance Guidelines provide that, absent prior approval of the Board:

•       A director who also serves as a CEO, or in an equivalent position, at a public company may not serve on more than two other public company boards; and

•       Other directors may not serve on more than four other public company boards.

All of our directors are in compliance with this policy.

Director Resignation in the Event of a Change in Occupation

Our Corporate Governance Guidelines provide that if a Board member changes his or her principal employment, position, or professional role or affiliation following election or re-election to the Board, such director must notify the Nominating and Governance Committee and offer his or her resignation from the Board. The Nominating and Governance Committee will evaluate the facts and circumstances and make a recommendation to the Board whether to accept an offer of resignation or request that the director continue to serve on the Board.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers, and employees. Only the Board may grant a waiver of any provision for a director, executive officer, or any other principal financial officer, and any such waiver, or any amendment to the Code, will be promptly disclosed as required at www.optimizerx.com. The Code can be found on the Company’s website at www.optimizerx.com under “Investor Relations—Governance.”

Stock Ownership Requirements

To further align our executive officers’ and directors’ long-term interests with those of stockholders, OptimizeRx adopted stock ownership requirements. Stock ownership requirements for executive officers are based on a multiple of annual base salary, and for non-employee directors are based on a multiple of the annual cash retainer that the Company pays such director for regular service on the Board (not including any cash compensation paid for services as Chairperson or chair of a Board committee) in each case as set forth below.

Position	Multiple of Base Salary or Annual Cash Retainer
CEO	3x
Each of the Other Executive Officers	2x
Non-employee Directors	3x

The stock ownership requirements must be satisfied within five years of the later of (a) the date of hire or promotion as an executive officer or election as a director, and (b) June 22, 2021. Once achieved, the guideline amount must be maintained at the level that pertains to an executive officer’s then-current title for as long as the executive officer is subject to the ownership requirements. Non-employee directors are subject to the ownership requirements for as long as they continue to serve on the Board.

Until an executive officer or director has achieved the applicable guideline amount of share ownership, such individual is required to retain an amount equal to 50% of the net shares received as a result of any exercise, vesting or payment of any equity awards granted by the Company to such individual. Net shares are those shares that remain after shares are sold or withheld, as the case may be, to pay any applicable exercise price for the award and satisfy any tax obligations arising in connection with the exercise, vesting or payment of the award.

Shares that are counted for purposes of satisfying the ownership requirements include:

•       Shares owned directly by the individual or his or her immediate family members residing in the same household;

•       Shares held in a trust for the benefit of the individual or his or her immediate family members residing in the same household;

•       Shares owned through savings plans or acquired through a Company sponsored employee stock purchase plan;

•       Unvested time-based restricted stock held by the individual;

•       Shares underlying unvested time-based restricted stock units held by the individual; and

•       Shares, restricted stock and restricted stock units held by the individual in any Company sponsored deferred compensation plan.

For purposes of the stock ownership guidelines, shares underlying stock options, unvested performance-based restricted stock and shares underlying unvested performance-based restricted stock units will not be considered when determining an individual’s stock ownership.

To determine compliance with the stock ownership guideline amounts, a calculation will be made in January of each year based on the current salary or annual retainer and the value of the stock using the average closing price of the Company’s common stock for the prior calendar year.

If an individual who has achieved compliance in any year falls below the applicable guideline amount in any subsequent year due solely to a decline in the value of the Company’s common stock, he or she shall not be found to be noncompliant; however, such individual will be required to retain all shares then held (except for shares sold or withheld to pay any applicable exercise price or satisfy any tax obligations arising in connection with the exercise, vesting or payment of an equity award) until such time as the individual regains compliance with the applicable guideline amount.

Clawback Policy

The Board has adopted a clawback policy which allows the Company to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event the Board determines that such executive officer engaged in fraud, willful misconduct or gross negligence that directly caused or otherwise materially contributed to the need for a restatement of the Company’s financial results due to material noncompliance with any financial reporting requirement under the federal securities laws.

Under such policy, the Company may recoup annual incentives and long-term incentives received by such executive officer during the completed fiscal year immediately preceding the date on which the Company is required to prepare such restatement if the Board determines, in its reasonable discretion, that any such performance-based compensation would not have been paid, awarded, or vested or would have been at a lower amount had it been based on the restated financial results.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company.

Prohibition against Short Sales, Hedging, Margin Accounts and Pledging

Pursuant to our Insider Trading Policy, we prohibit our directors, officers, and employees from purchasing any financial instrument or engaging in any other transaction, such as a prepaid variable forward, equity swap, collar or exchange fund, that is designed to hedge or offset any decrease in the market value of OptimizeRx securities. Our Insider Trading Policy also prohibits our directors, officers, and employees from: (i) participating in short sales of OptimizeRx securities; (ii) participating in a transaction involving publicly traded options, such as puts, calls or other derivative securities, related to OptimizeRx securities; and (iii) holding Company securities in margin accounts or pledging Company securities as collateral for a loan.

DIRECTOR NOMINATION PROCESS

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for, among other matters, annually presenting to the Board a list of individuals recommended for nomination for election as directors at the annual meeting. The Nominating and Governance Committee identifies and screens candidates for the Board and has the authority as it deems appropriate to retain a professional search firm to identify and evaluate director candidates.

Before recommending a director candidate, the Nominating and Governance Committee will review his or her qualifications to determine whether the director candidate meets the qualifications described below. In the case of an incumbent director, the Nominating and Governance Committee will also review the director’s service to the Company during the past term, including the number of Board and committee meetings attended, the quality of participation, tenure and whether the candidate continues to meet the qualifications for director as described below. After completing this evaluation, the Nominating and Governance Committee will make a formal recommendation to the full Board as to election or re-election of the candidate.

Candidates may come to the attention of the committee through current and former Board members, management, professional search firms (to whom we would pay a fee), stockholders or other persons. The Nominating and Governance Committee evaluates candidates for the Board on the basis of the needs of the Board and the standards and qualifications set forth below, regardless of the source of the candidate referral.

Stockholder Recommendations for Director Nominees

Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: OptimizeRx Corporation, 400 Water Street, Suite 200, Rochester, MI 48307, Attn: Corporate Secretary. The recommendation must include the same information that would be required for a candidate to be nominated by a stockholder at a meeting of stockholders as described under “Stockholder Proposals” on page 45. Candidates who are recommended by stockholders, as opposed to nominated, will receive the same consideration as other proposed candidates.

Board Diversity and Experience

In June 2021, the Board adopted a policy related to board diversity and experience. The Nominating and Governance Committee and the Board will seek to achieve a mix of directors that represents a diversity of attributes, background, experiences (including experience with businesses and other organizations of a comparable complexity), perspectives and skills, including with respect to differences in customs, culture, international background, thought, generational views, race, gender, ethnicity, and specialized professional experience. At least annually and when Board vacancies arise, the Nominating and Governance Committee and the Board will review the qualifications, judgment, attributes, background, experiences, perspectives and skills of each director and any director candidate and the interplay of such director’s and director candidate’s qualifications, judgment, attributes, background, experiences, perspectives and skills with the Board as a whole.

Director Qualifications

In order to be nominated for director, a director candidate must be a natural person at least twenty-one (21) years of age. Characteristics expected of all directors include: integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board considers many factors, including capability, experience, diversity, skills, expertise, dedication, conflicts of interest, independence from the Company’s management and the Company, and such other relevant factors that may be appropriate in the context of the needs of the Board.

The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. Accordingly, the Nominating and Governance Committee believes that the Board, as a whole, should include members who collectively bring the following strengths and backgrounds to the Board:

•       experience as a chief executive officer, president or a principal officer of another company;

•       senior-level experience in the healthcare industry or with companies that have similar business models;

•       experience with health information technology; and

•       strengths in the functional areas of finance, corporate governance, financial statement analysis, business operations, strategic planning and mergers and acquisitions.

Additional criteria apply to directors being considered to serve on particular committees of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand our financial statements.

Director Candidates Nominated by Stockholders

Beginning with our 2022 Annual Meeting of Stockholders, stockholders who wish to propose a director nominee at an annual meeting must follow the advance notice procedures contained in our bylaws, which include notifying the secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The notice must contain all of the information required in our bylaws. See “Stockholder Proposals” on page 45 for additional information.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation earned by or awarded to each of our non-employee directors who served on our Board during the fiscal year ended December 31, 2020. Mr. Febbo, our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Gus D. Halas	80,000	100,026	—	—	180,026
James Lang	40,000	100,026	—	—	140,026
Patrick Spangler	45,500	100,026	—	—	145,526
Lynn O’Connor Vos	40,000	100,026	—	—	140,026
Gregory D. Wasson(2)	20,000	50,019	—	—	70,019

____________

(1)     For each of our non-employee directors, represents the grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards granted during fiscal 2020. We calculated the estimated fair value of the stock awards issued to our non-employee directors using the closing price per share of our common stock on the grant date. See also Notes 2, 10 and 11 of the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)     Mr. Wasson was appointed to serve as a director on July 21, 2020. Accordingly, his annual cash retainer and stock award were pro-rated.

Narrative Disclosure to the Director Compensation Table

Our director compensation program is designed to provide competitive compensation to attract and retain high-quality non-employee directors. Directors that are also employees of our Company do not receive additional compensation for serving on the Board. Our Compensation Committee periodically reviews and makes recommendations to the Board regarding director compensation. As part of this review, the Compensation Committee may solicit the input of outside compensation consultants. During fiscal 2019, the Compensation Committee engaged Pearl Meyer & Partners, LLC, an independent compensation consultant, to provide advice to the Compensation Committee and evaluate our director compensation in light of the practices of other similarly sized companies in our industry. As a result of that review, changes were made to our non-employee director compensation program for fiscal 2020 to increase the annual cash fees payable to each director and change the format of the annual equity award from a fixed number of shares to a fixed dollar value of shares.

Pursuant to our Director Compensation Plan, our non-employee directors received the following in fiscal 2020:

•       an annual cash retainer for Board and committee service as set forth in the table below, payable in equal quarterly installments, and

•       reimbursement for expenses related to Board meeting attendance and any committee participation.

Annual Fee ($)
Basic Director Fee	40,000
Board Chair	40,000
Audit Committee Chair	5,500

In addition, our non-employee directors each received $100,000 of common stock, payable in equal quarterly installments, which vested immediately upon issuance. All annual cash retainers and stock awards were payable on a quarterly basis and pro-rated for any partial year of service.

EXECUTIVE OFFICERS

The following information sets forth, as of the date of this proxy statement, the names, ages, and positions of our current executive officers.

Name	Age	Positions and Offices Held
William J. Febbo	52	Chief Executive Officer and Director
Stephen L. Silvestro	43	Chief Commercial Officer
Miriam J. Paramore	58	President and Chief Strategy Officer
Marion Odence-Ford	57	General Counsel and Chief Compliance Officer
Douglas P. Baker	64	Chief Financial Officer
Todd Inman	66	Chief Technology Officer

Set forth below is a brief description of the background and business experience of each of our current executive officers, other than Mr. Febbo. See “Proposal No. 1 Election of Directors” for a description of Mr. Febbo’s background and business experience.

Stephen L. Silvestro

Mr. Silvestro joined the Company as Chief Commercial Officer on April 29, 2019. Mr. Silvestro was with CCH® Tagetik, a Wolters Kluwer company that provides corporate performance management software solutions for planning, consolidation and reporting, as its Vice President and General Manager from January 2018 until April 2019. From April 2017 to January 2018, Mr. Silvestro was with Prognos Health, Inc., a healthcare data and analytics company, as its Chief Commercial Officer and, before that, from September 2007 to April 2017, he was with Decision Resources Group, a multi-national corporation that provides high value global data solutions, analytics and consulting services to pharmaceutical, biotech, medical device, healthcare provider and payer, and managed care companies, in various capacities with him last serving as Executive Vice President, Head of Global Sales.

Miriam J. Paramore

Ms. Paramore joined the Company as President in August 2017 and added the role of Chief Strategy Officer in January 2021. Prior to joining the Company, Ms. Paramore held executive roles in several health IT companies including, most notably Executive Vice President of Emdeon, Inc. (now known as Change Healthcare). Ms. Paramore is currently a Senior Advisor at NueCura, a Nashville-based healthcare angel investment company and a member of the Advisory Board of RxREVU, an early-stage prescription decision support company. Ms. Paramore is also a current board member of Medsphere Systems Corporation, a private health IT company that provides EHR and RCM solutions for healthcare providers. She previously served on several boards including CareSource Management Group.

Marion Odence-Ford

Ms. Odence-Ford joined the Company as General Counsel & Chief Compliance Officer in February 2021. From April 2013 to June 2020, Ms. Odence-Ford was Vice President & Deputy General Counsel at Decision Resources Group, a multi-national corporation that provides high value global data solutions, analytics, and consulting services to pharmaceutical, biotech, medical device, healthcare provider and payer, and managed care companies. From November 2004 to November 2012, Ms. Odence-Ford was Vice President & Associate General Counsel at CRA International, Inc. (dba Charles River Associates), a global consulting firm that offers economic, financial, and strategic expertise to major law firms, corporations, accounting firms, and governments around the world. From May 2004 to November 2004, Ms. Odence-Ford was a member of the GTC Law Group, LLP, a law firm specializing in the business affairs of companies in the high tech and biotech industries. Prior to joining the GTC Law Group, Ms. Odence-Ford worked on the legal teams of Bank of America Corporation/Fleet Boston Financial Corporation from November 2002 to May 2004, and Akamai Technologies, Inc. from October 1999 to November 2002. Ms. Odence-Ford began her legal career in private practice at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC, where she advised public and private companies on corporate matters.

Douglas P. Baker

Mr. Baker has served as our Chief Financial Officer since May 2014. Prior to joining the Company, from 1996 to 2014, Mr. Baker served as Chief Financial Officer of Applied Nanotech Holdings, Inc., (“APNT”) a publicly traded nanotechnology research and licensing company. Additionally, Mr. Baker was a director of APNT from 2006 through 2014 and was Chief Executive Officer from 2009 through 2013. From 1991 to 1996, Mr. Baker held divisional controller positions at MascoTech, Inc., a Fortune 500 automotive supplier. From 1987 to 1991, Mr. Baker was Chief Financial Officer of Strabel Enterprises, Inc, a privately held group of printing companies. Prior to Strabel Enterprises, Mr. Baker spent 9 years performing public accounting work at Plante Moran. In addition, Mr. Baker was a director of Total Health Care, Inc. (“THC”), an HMO from 1987 through January 2020, and served as Chairman of the Board from 2007 until THC was acquired by Priority Health, also an HMO in January 2020. Mr. Baker became a director of Priority Health in January 2020. Mr. Baker is a Certified Public Accountant with a Master’s Degree in Business Administration.

Todd Inman

Mr. Inman joined the Company in January 2019 as Vice President, Technology and became the Company’s Chief Technology Officer in November 2019. Prior to joining the Company, from May 2017 to December 2018, Mr. Inman was the Founder and Chief Technology Officer of Meghadata, LLC, a master data management firm, and from July 2016 to December 2017, Mr. Inman was the Founder and Managing Partner of Data Solutions Partners, a data intelligence solutions company. From January 2011 through June 2016, Mr. Inman was Director of Data Solutions at Change HealthCare, a healthcare technology and business solutions company, and from 2005 to 2011, Mr. Inman was the Director of Data Integration of Emdeon Business Services, LLC, an information technology and services company. Prior to Emdeon, from 2001 to 2005, Mr. Inman was the Director of Clearinghouse Services at WebMD Health Corp and, from 1996 to 2001, he was the Manager of Clearinghouse Operations at Professional Office Systems, a CareFirst subsidiary, providing medical office electronic data interchange services.

EXECUTIVE COMPENSATION

We are currently considered a smaller reporting company for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years. Further, our reporting obligations extend only to the following “named executive officers,” who are the individuals who served as principal executive officer and the next two most highly compensated executive officers at the end of the fiscal year ended December 31, 2020:

•       William J. Febbo, Chief Executive Officer;

•       Stephen L. Silvestro, Chief Commercial Officer; and

•       Miriam Paramore, President.

Summary Compensation Table for Fiscal 2020

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2020 and 2019.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
William J. Febbo(1)	2020	350,000	261,187	638,985	—	15,400	1,265,572
Chief Executive Officer	2019	300,000	126,990	391,800	—	15,200	833,990
Stephen L. Silvestro	2020	300,000	185,562	—	380,628	—	866,190
Chief Commercial Officer	2019	188,821	82,678	938,700	—	—	1,120,199
Miriam Paramore(2)	2020	275,000	136,812	—	228,370	11,400	651,582
President	2019	250,000	70,550	130,600	—	11,200	462,350

____________

(1)     Amounts reflected in All Other Compensation column for Mr. Febbo in 2019 is composed of $11,200 employer matching contributions to the Company’s retirement plan and $4,000 for a term life policy. The 2020 amounts are $11,400 employer matching contributions to the Company’s retirement plan and the balance for a term life policy.

(2)     Amount reflected in All Other Compensation for Ms. Paramore for both years reflects employer matching contributions to the Company’s retirement plan.

(3)     Represents the grant date fair value of awards determined in accordance with FASB ASC Topic 718. We calculated the estimated fair value of the restricted stock units issued to our executive officers using the closing price per share of our common stock on the grant date. See also Notes 2 and 11 of the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(4)     Represents the grant date fair value of option awards determined in accordance with FASB ASC Topic 718. We calculated the grant date fair value of option awards using the Black-Scholes option pricing model using assumptions set forth in Note 2 of the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Narrative Disclosure to the Summary Compensation Table

The Compensation Committee sets the compensation level for all executive officers. The Compensation Committee has the authority under its charter to retain compensation consultants to assist in carrying out its responsibilities. The Compensation Committee has from time to time retained consultants to provide independent advice on executive officer and director compensation and to perform specific tasks as requested by the Compensation Committee. Any such consultant reports directly to the Compensation Committee. In addition, from time to time, the Company’s Chief Executive Officer provides input to the Compensation Committee on the compensation related to other members of the executive team.

The Compensation Committee engaged Pearl Meyer & Partners, LLC or “Pearl Meyer”,” as its independent compensation consultant at the end of fiscal 2019 to provide market and peer group data, as well as advice on the components of executive officer compensation. The Compensation Committee assessed the independence of Pearl Meyer pursuant to SEC rules and in accordance with Nasdaq listing standards, noting that Pearl Meyer does not provide any services to the Company other than advice to the Compensation Committee regarding executive officer and director compensation and our equity compensation plan, and concluded that no conflict of interest exists. The Compensation Committee made determinations related to fiscal 2020 executive compensation based, in part, on input from Pearl Meyer.

Mr. Febbo’s Employment Agreement.    Mr. Febbo joined the Company as CEO on February 22, 2016. On February 25, 2019, we entered into an amended employment agreement with Mr. Febbo, which was further amended in March 2020 and September 2020. The employment agreement provides for at-will employment and does not have a specific term. Mr. Febbo’s employment agreement provided for an annual base salary of $300,000 for 2019. In March 2020, the Compensation Committee amended Mr. Febbo’s employment agreement to provide for a base salary of $350,000 in 2020 and $400,000 in 2021. Mr. Febbo’s base salary will be reviewed by the Compensation Committee annually and adjusted at their discretion. Pursuant to Mr. Febbo’s employment agreement, he is eligible to participate in the Company’s executive bonus plan, described in greater detail below, with a target bonus of 60% of his annual salary. Mr. Febbo’s employment agreement also provides that he will be entitled to participate in the Company’s health and welfare benefit programs, four weeks of vacation and other benefit programs for which other Company employees are generally eligible. Mr. Febbo’s employment agreement also calls for him to be reimbursed $4,000 per year for a separate term life insurance policy. Mr. Febbo’s employment agreement contains provisions that provide for the following payments upon termination of employment as a result of death, disability, without “cause,” or for “good reason”: (i) a lump sum payment in an amount equal to twelve months of his then applicable base pay, (ii) an amount equal to his annual target bonus based on his then applicable base pay, and (iii) twelve months of Company provided benefits, including health, dental, vision, life, and disability, as well as Company retirement plan contributions. In the event of a “change in control” of the Company, Mr. Febbo will receive (i) eighteen months of his then applicable base pay, (ii) an amount equal to his target bonus associated with such final base pay, calculated as 1.5 times the annual target amount, (iii) eighteen months of Company provided benefits including health, dental, vision, life, and disability insurance, as well as Company retirement plan contributions, and (iv) if the Company’s equity awards are assumed in the change in control, accelerated vesting of his unvested stock options. In addition, Mr. Febbo is eligible for a change in control bonus described in the executive bonus plan section below. Mr. Febbo’s employment agreement further provides that in the event that there is an excise tax imposed with respect to any payment described above or pursuant to any other plan, arrangement or agreement as a result of or in connection with a change of control or termination, Mr. Febbo will be paid an additional tax gross-up payment to offset the effect of the excise tax. The agreement also includes standard confidentiality, invention assignment and non-compete provisions typically included in agreements of this type.

In February 2019, the Compensation Committee granted Mr. Febbo 30,000 restricted stock units which would vest if the Company achieved certain targeted stretch revenue goals in 2019. The goals were not achieved and the restricted stock units did not vest. In March 2020, the Compensation Committee granted Mr. Febbo 84,786 restricted stock units that vested over the course of 2020. In January 2021, the Compensation Committee granted Mr. Febbo 28,883 restricted stock units that vest annually over a 3-year period starting on the date of grant.

Mr. Silvestro’s Employment Agreement.    Mr. Silvestro joined the Company as Chief Commercial Officer on April 29, 2019. On March 18, 2019, we entered into an employment agreement with Mr. Silvestro, which was further amended in March 2020 and January 2021. Mr. Silvestro‘s employment agreement provides for at-will employment and does not have a specific term. Mr. Silvestro‘s employment agreement provided for an annual base salary of $280,000 and a signing bonus of $30,000, paid in two installments of $15,000 each in 2019. In March 2020, the Compensation Committee amended Mr. Silvestro‘s employment agreement to increase his annual base salary to $300,000, effective January 1, 2020. In January 2021, the Compensation Committee increased Mr. Silvestro‘s base salary to $330,000 per year. Pursuant to Mr. Silvestro’s employment agreement, he was eligible to participate in the Company’s executive bonus plan, described in greater detail below, with a target bonus of 40% of his base salary. In March 2020, the Compensation Committee increased his target bonus percentage to 50% of his base salary. Mr. Silvestro‘s employment agreement also provides that he is eligible to participate in various Company benefit programs generally offered to employees, such as a 401(k) plan, group medical and dental insurance, and short and long-term disability benefits. Mr. Silvestro‘s employment agreement also provides for twelve months of severance if he is terminated without cause. Such severance will be paid out on normal payroll dates for the twelve months following termination. In addition, he is eligible for a change in control bonus described in the executive bonus plan section below. Mr. Silvestro‘s employment agreement further provides that in the event that there is an excise tax imposed with respect to any payment described above or pursuant to any other plan, arrangement or agreement as a result of or in connection with a change of control or termination, Mr. Silvestro will be paid an additional tax gross-up payment to offset the effect of the excise tax. The agreement also includes standard confidentiality, invention assignment and non-compete provisions typically included in agreements of this type.

Mr. Silvestro received a grant of 90,000 restricted stock units at the time of his employment in 2019. The grant vests in full on the fifth anniversary of the date of grant. In March 2020, the Compensation Committee granted Mr. Silvestro 105,993 options with an exercise price of $7.51 per share, which options vested quarterly throughout 2020. In January 2021, the Compensation Committee granted Mr. Silvestro 38,511 options with an exercise price of $37.50 per share, which options vest annually over a three-year period beginning on the date of the grant.

Ms. Paramore’s Employment Agreement.    Ms. Paramore joined the Company as President on August 1, 2017. On September 10, 2018, we entered into an amended employment agreement with Ms. Paramore, which was further amended in March 2020, January 2021 and February 2021. The employment agreement provides for at-will employment and does not have a specific term. Ms. Paramore’s employment agreement provided for an annual base salary of $250,00. In March 2020, the Compensation Committee amended Ms. Paramore‘s employment agreement to increase her annual base salary to $275,000, effective January 1, 2020. In January 2021, the Compensation Committee increased Ms. Paramore’s annual base salary to $290,000 and further increased her base salary, effective as of February 2021, to $300,000. Pursuant to Ms. Paramore‘s employment agreement, Ms. Paramore is eligible to participate in the Company’s executive bonus plan, described in greater detail below, with a target bonus of 40% of her annual salary. Ms. Paramore‘s employment agreement also provides that she is eligible to participate in various Company benefit programs offered to employees, such as a 401(k) plan, group medical and dental insurance, short and long-term disability benefits and a vacation plan. Ms. Paramore’s contract also provides for twelve months of severance if she is terminated without cause. Such severance will be paid out on normal payroll dates for the twelve months following termination. In addition, she is eligible for a change in control bonus described in the executive bonus plan section below. Ms. Paramore’s employment agreement further provides that in the event that there is an excise tax imposed with respect to any payment described above or pursuant to any other plan, arrangement or agreement as a result of or in connection with a change of control or termination, Ms. Paramore will be paid an additional tax gross-up payment to offset the effect of the excise tax. The agreement also includes standard confidentiality, invention assignment and non-compete provisions typically included in agreements of this type.

In February 2019, the Compensation Committee granted Ms. Paramore 10,000 restricted stock units that would vest if the Company achieved certain targeted stretch revenue goals in 2019. The goals were not achieved and the shares did not vest. In March 2020, the Compensation Committee granted Ms. Paramore 63,558 options with an exercise price of $7.51 per share, which options vested quarterly through 2020. In January 2021, the Compensation Committee granted Ms. Paramore 24,093 options with an exercise price of $37.50 per share, which options vest annually over a three-year period beginning on the date of the grant.

Executive Bonus Plan.    The Company has a bonus plan covering executive officers, with each officer having a target bonus amount expressed as a percentage of their base salary for the year. The bonus plan is pro-rated for officers with only a partial year of employment. In 2020, the bonuses were payable based upon the achievement of a revenue goal, an adjusted EBITDA goal and on a gross margin goal, each based on the Company’s annual budget. Each performance goal was assigned a weighting—50% for revenue, 25% for adjusted EBITDA and 25% for gross margin. If a goal is achieved, 100% of the target related to that goal is eligible to be paid. For revenue and gross margin, if the goal is exceeded, the target bonus amount related to those goals is increased by the same percentage, with no cap on the upside. For adjusted EBITDA, if the goal is exceeded, then the target bonus amount related to adjusted EBITDA is increased by the same percentage, with a cap of 50% greater than the target bonus amount. For all three goals, if the result is less than 85% of the target, no bonus is paid relative to that goal. Achievement of a goal between 85% and 100% would be equal to the percentage of the target goal achieved. For example, upon achievement of 90% of a target goal, then 90% of the targeted bonus related to that goal would be paid.

The payouts related to 2020 are reflected in the table above. In 2020, the Company exceeded the revenue and adjusted EBITDA goals, but fell short of the gross margin goal. The Compensation Committee has the discretion to increase or decrease the amounts calculated based on the targets. No such adjustments were made for 2020. Bonuses are payable in a lump sum after the Company’s audited financial statements are finalized. To be eligible to receive a bonus payment, participants must be employed by the Company at the time bonuses are paid. If termination of employment resulting from a change in control occurs during the year, then a pro-rated bonus will be paid to the participant at the time of termination.

For all three named executive officers, the executive bonus plan also contains a provision whereby each officer could receive an additional bonus ranging from $0 to $1.0 million if a change in control transaction occurs prior to December 31, 2021, depending upon the transaction price.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each of our named executive officer’s information regarding unexercised options and unvested stock awards outstanding at December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
William J. Febbo	394,739	—	—	3.21	02/21/21	—	—	—	—
Steve Silvestro	105,993	—	—	7.51	03/11/25	—	—	—	—
	—	—	—	—	—	90,000	2,804,400	—	—
Miriam Paramore	100,000	66,667	—	3.15	07/27/22	—	—	—	—
	63,558	—	—	7.51	03/11/25	—	—	—	—

____________

(1)     The option set forth in this column vests annually over five years beginning on July 27, 2018, the first anniversary of the date of grant.

(2)     The restricted stock unit was granted on May 2, 2019 and will vest in full on the fifth anniversary of the date of grant.

(3)     Calculated by multiplying the closing price per share of the Company’s common stock on December 31, 2020, $31.16 by the number of shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Policy on Related Party Transactions

In June 2021, the Company adopted a written Related Person Transaction Policy to govern the procedures for review and consideration of all related party transactions.

The Related Person Transaction Policy applies to any transaction in which OptimizeRx is a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. A related party means any director or executive officer, any nominee for director, any stockholder known to OptimizeRx to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member of any such persons, any entity in which any of such persons is employed or occupies a similar position, and any entity in which any of such persons has a direct or indirect ownership interest in such entity that, when aggregated with the ownership interests of all the persons identified above, amounts to a 10% or greater ownership interest.

It is the responsibility of the Audit Committee to review related party transactions and approve, ratify, revise or reject such transactions. It is our policy to enter into or ratify related party transactions only when it is determined that the related party transaction in question is in, or is not inconsistent with, the best interests of OptimizeRx and its stockholders. In determining whether to approve or ratify a related party transaction, the Audit Committee may consider, among other factors it deems appropriate, whether the proposed transaction would occur in the ordinary course of business; the purpose and benefits of the proposed transaction to OptimizeRx; the terms and conditions of the proposed transaction; and the terms and conditions available to unrelated third parties in arms-length negotiations in respect of similar transactions. No director may participate in the deliberations or vote regarding a transaction in which he or she, or a member of his or her immediate family, has a direct or indirect interest.

Under our Related Person Transaction Policy, certain types of transactions are deemed to be pre-approved, including compensation of executive officers and directors approved by the Compensation Committee and transactions involving competitive bids or at rates fixed by governmental authority.

Related Party Transactions

There were no transactions during the period from January 1, 2019 through the date of this proxy statement, and none are currently proposed, in which the Company was or is to be a participant, the amount involved exceeded or is expected to exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and any related person had or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE Compensation

As required by Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a ”say on pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, the following resolution is submitted for stockholder vote at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to applicable SEC rules, including the compensation tables and any related narrative discussion, is hereby APPROVED.”

The ”say on pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinion of our stockholders and to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Assuming it is determined that the Company will hold an annual “say on pay” advisory vote, the next “say on pay” advisory vote will occur at our 2022 Annual Meeting of Stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY
BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS,
AS DESCRIBED IN THIS PROXY STATEMENT PURSUANT TO SEC RULES.

PROPOSAL NO. 3
ADVISORY VOTE ON THE FREQUENCY OF THE
ADVISORY VOTE ON EXECUTIVE Compensation

Section 14A of the Exchange Act requires that stockholders be given the opportunity at least every six years to cast an advisory (non-binding) vote as to how frequently they want to cast a “say on pay” advisory vote on executive compensation. By voting on this proposal, stockholders may indicate whether they would prefer future advisory votes on executive compensation to take place every one, two or three years.

Upon the recommendation of the Compensation Committee and after careful consideration, the Board has determined that providing stockholders with the opportunity to cast an advisory vote on executive compensation annually is the most appropriate alternative for OptimizeRx. We value the opinion of our stockholders and encourage communication regarding our executive compensation program. The Board believes that an annual advisory “say on pay” vote will provide the Board with current information on stockholder sentiment about our executive compensation program and enable the Board to respond timely, when deemed appropriate, to stockholder concerns about the program. For these reasons, the Board recommends that you vote for an annual “say on pay” advisory vote.

The voting choice that receives the highest number of votes cast will be the frequency selected by our stockholders for the “say on pay” advisory vote. Abstentions and broker non-votes will not be counted as votes on this proposal. This advisory vote does not approve or disapprove our named executive officers’ compensation but rather advises our Board on how often our stockholders prefer to vote on executive compensation. While the result of the advisory vote on this proposal is not binding on our Board, our Board will consider the overall outcome of the vote in establishing the frequency that the advisory vote on executive compensation is submitted to our stockholders

THE BOARD Recommends a Vote of
Every “ONE-Year” as the Proposed Frequency.

PROPOSAL NO. 4
APPROVAL OF THE OPTIMIZERX CORPORATION 2021 EQUITY INCENTIVE PLAN

In May 2021, the Board approved and adopted, subject to stockholder approval, the OptimizeRx Corporation 2021 Equity Incentive Plan (the ”2021 Plan”) and reserved 2,500,000 shares of our common stock to cover awards to be granted under the 2021 Plan during its ten year term. The Board adopted the 2021 Plan to replace our 2013 Incentive Plan, as amended and restated (the “2013 Plan”). Upon the approval of the 2021 Plan, no further awards will be granted under the 2013 Plan.

Summary of the Plan

The material terms of the 2021 Plan are summarized below. A copy of the full text of the 2021 Plan is attached to this proxy statement as Exhibit A. This summary of the 2021 Plan is not intended to be a complete description of the 2021 Plan and is qualified in its entirety by reference to the complete text of the 2021 Plan.

Purpose

The purpose of the 2021 Plan is to provide directors, officers, employees and consultants of the Company or an affiliate of the Company an equity-based incentive to maintain and enhance the performance and profitability of the Company.

Administration

The Board has appointed the Compensation Committee of the Board to administer the 2021 Plan. Under the 2021 Plan, the Compensation Committee has the power to interpret the 2021 Plan’s terms and provisions. All determinations by the Compensation Committee or any appropriately delegated officer will be final, binding and conclusive on all persons, including the Company and participants. The Compensation Committee has absolute authority to determine the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the award agreements evidencing such awards.

The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to designated classes of eligible individuals, within limits specifically prescribed by the Compensation Committee; provided that no such officer will have the authority to grant awards to himself or herself or to any person then subject to Section 16 of the Exchange Act.

Determination of Shares to be Available for Issuance

In order to decide upon a number of the 2021 Plan features, including the number of shares to be available for awards, the Compensation Committee consulted Pearl Meyer, its independent compensation consultant. Pearl Meyer examined a number of factors and performed a dilution analysis. The Compensation Committee and the Board considered Pearl Meyer’s analysis and advice in reaching its decision on the total number of shares to be available for grant under the 2021 Plan.

Dilution Analysis

As of April 23, 2021, our capital structure consisted of 17,280,252 shares of common stock outstanding and no shares of preferred stock. The table below shows our potential dilution (referred to as “overhang”) levels based on our common stock outstanding, equity awards outstanding and our request for 2,500,000 shares to be available for awards pursuant to the 2021 Plan. The 2,500,000 shares represent

14.5 % of our outstanding shares as of April 23, 2021. The Board believes that the 2,500,000 shares requested represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity awards, an important component of our compensation program.

	# Shares as of 4/23/2021	% of Common Shares Outstanding as of 4/23/2021
New Share Reserve Proposal	2,500,000	14.5%
Shares Remaining Available for Future Issuance Under Prior Plan	0(1)	—
Stock Options Outstanding(2)	1,181,367	6.8%
Full-Value Awards Outstanding(2)	190,841	1.1%
Total Awards Granted + New Share Reserve	3,872,208	22.4%
Common Shares Outstanding as of 4/23/2021	17,280,252

____________

(1)     Upon the approval of the 2021 Plan, no further awards will be granted under the 2013 Plan.

(2)     Represents awards outstanding under the 2013 Plan.

Burn Rate

The following table sets forth information regarding the awards granted, the burn rate for each of the last three years and the average burn rate over the last three years. The burn rate has been calculated as the quotient of (i) the sum of (x) all stock options granted in such year; and (y) restricted stock and restricted stock units granted in such year, divided by (ii) the weighted average number of shares of common stock outstanding for each such year.

Element	2018	2019	2020
Stock Options Granted	401,099	410,134	467,549
Restricted Stock Awards and Restricted Stock Units Granted	166,495	173,344	123,555
Total Awards Granted	567,594	583,478	591,104
Weighted average number of shares outstanding – basic	10,832,209	13,387,863	14,827,923
Annual Burn Rate	5.24%	4.36%	3.99%
Three-Year Average Burn Rate		4.53%

The Company currently expects that the 2,500,000 shares requested will be sufficient to fund the Company’s equity needs for at least the next three fiscal years.

Shares

Subject to adjustment as provided in the 2021 Plan, not more than 2,500,000 shares of our common stock may be issued pursuant to the 2021 Plan upon exercise of awards (with not more than 2,500,000 shares of our common stock being issued upon the exercise of incentive stock options (“ISOs”)). The maximum number of shares that may be issued under the 2021 Plan is subject to adjustment, as described below. Shares issued under the 2021 Plan may be authorized but unissued shares of Common Stock or reacquired shares of common stock, including shares purchased by the Company on the open market for purposes of the Plan.

If an award is forfeited, terminates, expires or lapses instead of being exercised, or any award is settled for cash, the shares underlying such forfeited, terminated, expired or lapsed award will return to the pool of shares available for issuance under the 2021 Plan. Shares tendered by a participant or withheld by the Company in payment of the purchase price of a stock option or SAR or to pay taxes may not be added back to the available pool of shares authorized under the 2021 Plan, nor may shares purchased using option proceeds or not issued upon settlement of a SAR.

Non-Employee Director Compensation Limit

The 2021 Plan provides that the value of all awards awarded under the 2021 Plan and all other cash and non-cash compensation paid by the Company or any affiliate to any non-employee director in any calendar year may not exceed $750,000, with a $1,000,000 limit as to any new non-employee director for the calendar year in which the non-employee director is first elected or appointed to the Board.

For purposes of the non-employee director limits, the value of any award will be valued based on the grant date fair value as determined by the Company for financial statement purposes and all other non-cash compensation will be valued at fair market value as reasonably determined by the Compensation Committee.

Vesting Restrictions

Awards granted under the 2021 Plan will not vest over a period of less than one year from the date of grant. The Compensation Committee may provide for accelerated vesting without regard to the minimum vesting period in connection with a participant’s death or disability, in the event of a change in control or an involuntary termination on or following a change in control. Up to 5% of the shares reserved for issuance under the 2021 Plan (subject to adjustment as described below) may be granted under awards that are not subject to these vesting restrictions. In addition, this minimum vesting provision will not apply to awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders.

Eligibility

Generally, all directors, officers, employees and consultants of our Company and affiliates are eligible to receive awards under the 2021 Plan. As of the date hereof, it is anticipated that approximately 100 persons would be eligible to receive awards under the 2021 Plan.

Types of Awards

The following types of awards may be granted under the 2021 Plan:

•       options (both ISOs and non-qualified options);

•       stock appreciation rights (“SARs”);

•       restricted stock;

•       restricted stock units (“RSUs”);

•       performance awards; and

•       other stock-based awards.

Options.    Options granted under the 2021 Plan may be ISOs (qualifying for favorable income tax treatment under Section 422 of the Code) or non-qualified stock options. A description of the tax treatment of stock options appears below under the heading “Federal Income Tax Information.”

The Compensation Committee will determine the exercise price at which shares underlying a stock option may be purchased. The exercise price for options granted under the 2021 Plan must be equal to at least 100% (or 110% in the case of certain ISOs) of the fair market value (as defined the 2021 Plan) of our common stock as of the date of the grant of the option. The exercise price of a stock option may be paid pursuant to one or more of the following methods, as determined by the Compensation Committee and set forth in the award agreement: cash, check, by delivering shares of common stock owned by the participant (or attesting to ownership of such shares) or by permitting OptimizeRx to withhold shares of common stock for which the stock option is exercisable.

Stock options granted under the 2021 Plan are exercisable as determined by the Compensation Committee and specified in the applicable award agreement. In no event will a stock option be exercisable after ten years (or 5 years in the case of certain ISOs) from the date of grant. The 2021 Plan also contains an automatic exercise provision which provides that immediately before its expiration, an option will be deemed automatically exercised if certain conditions set forth in the 2021 Plan are satisfied, including the option being in-the money. A participant may not receive dividends or dividend equivalents with respect to stock options.

No option will be transferable otherwise than by will or the laws of descent and distribution. The Compensation Committee may permit an option to be transferred by a participant to a family member (as defined in the 2021 Plan), subject to restrictions set forth in the 2021 Plan.

SARs.    SARs issued under the 2021 Plan may be “Tandem SARs,” which are granted in conjunction with a stock option, or “Free-Standing SARs,” which are not granted in conjunction with a stock option. A SAR is a right to receive a payment in cash, shares of common stock or a combination of cash and shares of common stock, in an amount equal to the product of (i) the excess of the fair market value of one share as of the exercise date over the exercise price of the applicable SAR, multiplied by (ii) the number of shares in respect of which the SAR has been exercised. The exercise price per share may not be less than the fair market value of a share of common stock on the date the SAR is granted. SARs are exercisable as determined by the Compensation Committee and specified in the applicable award agreement. No SAR will be exercisable later than ten years after the date it is granted. A participant may not receive dividends or dividend equivalents with respect to SARs.

No free-standing SAR will be transferable otherwise than by will or the laws of descent and distribution. The Compensation Committee may permit a free-standing SAR to be transferred by a participant to a family member (as defined in the 2021 Plan), subject to restrictions set forth in the 2021 Plan. A Tandem SAR will be transferable only with the related stock option.

Restricted Stock and RSUs.    Each award of restricted stock or RSUs will be subject to such terms and conditions consistent with the 2021 Plan as determined by the Compensation Committee and as set forth in the applicable award agreement. Restricted shares granted under the 2021 Plan are, for a period of time determined by the Compensation Committee, subject to forfeiture if certain conditions established by the Compensation Committee, including performance goals set by the Compensation Committee, are not met. An RSU is an award denominated in shares that will be settled, subject to the terms and conditions of the RSUs, in an amount in cash, shares, or both. The Compensation Committee will establish the terms and conditions upon which the restrictions on those shares or units will lapse.

Participants holding restricted shares may have such rights with respect to such shares as may be determined by the Compensation Committee and set forth in the applicable award agreement, including the right to vote such shares. Participants holding RSUs do not possess any voting rights with respect to those units. The 2021 Plan provides that dividends on restricted shares or RSUs will be paid only to the extent the underlying award vests.

During the restriction period set by the Compensation Committee, the participant may not sell, assign, transfer, pledge or otherwise encumber restricted stock or RSUs awarded under the 2021 Plan. The vesting provisions of each award of restricted stock or RSUs will be set forth in the applicable award agreement or other document approved by the Compensation Committee.

Performance Awards.    The 2021 Plan provides for the award of performance awards either alone or in conjunction with other awards granted under the 2021 Plan. The performance goals to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee

Other Stock-Based Awards.    The 2021 Plan provides that other stock-based awards may be granted either alone or in conjunction with other awards granted under the 2021 Plan.

Termination of Employment

Unless otherwise provided in the applicable award agreement, if a participant’s employment is terminated, outstanding vested and unvested stock options and SARS will be subject to the following treatment:

•       unvested stock options and SARs shall expire;

•       exercisable stock options and SARs will expire immediately if the participant is terminated for cause;

•       exercisable stock options and SARS will expire on the earliest to occur of:

•       if the participant’s termination of employment occurs for reasons other than cause, disability, death or, in the case of a nonqualified stock option, retirement, the date that is three months after such termination of employment;

•       if the Participant’s termination of employment occurs by reason of disability, death or, in the case of a nonqualified stock option, retirement, the one-year anniversary of such termination of employment; and

•       the last day of the term of the stock option or SAR.

If a participant dies after his or her termination of employment but while a stock option or SAR is otherwise exercisable, the portion of the stock option or SAR that is vested and exercisable on the date of such termination of employment will expire upon the earlier to occur of the last day of the term of the stock option or SAR and the one-year anniversary of the date of death.

The effect of a termination of employment on unvested restricted stock awards and restricted stock units will be set forth in the applicable award agreement.

Change in Control

Unless provided otherwise in the applicable award agreement, in the event of a “change in control” (as defined in the 2021 Plan):

•       if equivalent replacement awards are not substituted for awards granted and outstanding under the 2021 Plan at the time of such change in control then any outstanding time-based award will automatically vest in full and any performance-based award will vest based on performance through the last date prior to the change in control that the performance goals can be measured.

•       if equivalent replacement awards are substituted for awards granted and outstanding under the 2021 Plan at the time of such change in control, vesting of unvested awards will not accelerate. However, such replacement awards will vest and be deemed earned in full (with respect to performance goals, unless otherwise agreed in connection with the change in control, at the level of achievement through the latest date preceding the termination of employment as to which performance can, as a practical matter, be determined) upon an involuntary termination of employment or death or disability within twenty-four (24) months after such change in control (i.e., the awards “double-trigger” vest). Any stock option or SAR held by the participant as of the date of the change in control that remains outstanding as of the date of such termination of employment may thereafter be exercised until the expiration of the stated full term of the stock option or SAR.

An award will qualify as a “replacement award” under the 2021 Plan if the following conditions are met in the sole discretion of the Compensation Committee: (i) it is of the same type as the award being replaced, which we refer to as the replaced award; (ii) it has a value equal to the value of the replaced award as of the date of the change in control; (iii) if the underlying replaced award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the change in control; (iv) it contains terms relating to vesting (including with respect to a termination of employment) that are substantially identical to those of the replaced award; and (v) its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award (including the provisions that would apply in the event of a subsequent change in control) as of the date of the change in control.

Adjustments to Awards Due to Changes in OptimizeRx’s Capital Structure

If there is any change in the number or kind of shares of common stock outstanding by reason of:

•       a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares,

•       a merger, reorganization or consolidation,

•       a reclassification or change in par value, or

•       any other extraordinary or unusual event affecting the outstanding common stock as a class without the Company’s or its stockholders’ receipt of consideration, or if the value of outstanding shares of common stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, then

•       the maximum number and kind of shares of common stock available for issuance under the 2021 Plan,

•       the maximum number and kind of shares of common stock for which any individual may receive awards in any year,

•       the kind and number of shares covered by outstanding awards,

•       the kind and number of shares issued and to be issued under the 2021 Plan, and

•       the price per share or the applicable market value of such awards will be equitably adjusted by the Compensation Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the 2021 Plan and such outstanding awards. Any adjustment made need not be the same for all participants. The Compensation Committee has the sole discretion and authority to determine what appropriate adjustments should be made and any adjustments determined by the Compensation Committee will be final, binding and conclusive.

Repayment

All awards under the 2021 Plan will be subject to any clawback policy that may be adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations, or stock exchange listing standards.

Repricing of Options and SARs

In no event may any stock option or SAR granted under the 2021 Plan be amended, other than in connection with adjustments due to changes in OptimizeRx’s capital structure described above, to decrease the exercise price thereof, be cancelled in exchange for cash or other awards or in conjunction with the grant of any new stock option or free-standing SAR with a lower exercise price, or otherwise be subject to any action that would be treated, under the applicable exchange listing standards or for accounting purposes, as a “repricing” of such stock option or free-standing SAR, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

Amendment and Termination

The Compensation Committee may amend, alter, or discontinue the 2021 Plan, but no amendment, alteration or discontinuation may be made which would materially impair the rights of the participant with respect to a previously granted award without such participant’s consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, applicable exchange listing standards or accounting rules. In addition, no amendment may be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the applicable exchange.

Term of the 2021 Plan

The 2021 Plan will terminate on the tenth anniversary of the date on which such plan is approved by the Company’s stockholders.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of incentive awards that would be authorized to be granted under the 2021 Plan, based upon the current provisions of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder. As the rules governing the tax treatment of such awards are technical in nature, the following discussion of tax consequences is necessarily general in nature and does not purport to be complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This discussion does not address the tax consequences under applicable state and local law.

ISOs.    A participant generally will not recognize income on the grant or exercise of an ISO. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant disposes of the stock received upon the exercise of an ISO within two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the participant will recognize ordinary income in connection with the exercise of such ISO in the same manner as on the exercise of a nonqualified stock option, as described below.

Non-qualified Stock Options and SARs.    A participant generally is not required to recognize income on the grant of a nonqualified stock option or a SAR. Instead, ordinary income generally is required to be recognized on the date the nonqualified stock option or SAR is exercised. In general, the amount of ordinary income required to be recognized is (i) in the case of a nonqualified stock option an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the aggregate exercise price and (ii) in the case of a SAR, the amount of cash and/or the fair market value of any shares received upon exercise.

Restricted Stock.    Unless a participant who receives an award of restricted stock makes an election under Section 83(b) of Code, as amended, as described below, the participant generally is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the restrictions lapse and the shares vest (that is, become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the vesting shares on that date over the amount paid, if any, for those shares. If a participant makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount paid, if any, for those shares. In that case, the participant will not be required to recognize additional ordinary income when the restrictions lapse and the shares vest.

RSUs.    A participant generally is not required to recognize income on the grant of an RSU. In general, on the date the RSUs vest, the participant will be required to recognize ordinary income in an amount equal to the fair market value of the stock deliverable on the vesting date.

Gain or Loss on Sale or Exchange of Shares.    In general, gain or loss from the sale or exchange of shares granted under the 2021 Plan will be treated as capital gain or loss. Gain or loss will be long-term capital gain or loss for shares held for more than one year.

Deductibility by the Company.    We generally are not allowed a deduction in connection with the grant or exercise of an ISO. However, if a participant is required to recognize income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In the case of a nonqualified stock option (including an ISO that is treated as a nonqualified stock option), a SAR, or restricted stock or RSU, in general, we will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

New Plan Benefits

Any awards to be made under the 2021 Plan will be subject to the discretion of our Compensation Committee. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the 2021 Plan. The awards granted during fiscal 2020 under our 2013 Plan and Director Compensation Plan are set forth in the following table.

Name and Position	Number of Stock Options	Number of Restricted Shares/Restricted Stock Units
William J. Febbo, CEO	—	84,786
Stephen L. Silvestro, Chief Commercial Officer	105,993	—
Miriam Paramore, President	63,558	—
Current Executive Officers as a Group	248,109	84,786
Current Non-Executive Director Group	—	28,809
Current Non-Executive Officer Employee Group	219,440	10,000

Market Price of Shares

The closing price of our common stock, as reported on Nasdaq on June 24, 2021, was $ 61.41.

Equity Compensation Plan Information

The following details information regarding OptimizeRx’s existing equity compensation plans as of December 31, 2020:

Equity Compensation Plans Approved by the Stockholders(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities listed in column (a)) (c)(2)
2013 Equity Compensation Plan – Options	1,545,518		$7.31	N/A
2013 Equity Compensation Plan – RSUs	100,000		N/A	N/A
Total	1,645,518	$	N/A	299,461

____________

(1)     This table does not include shares proposed to be authorized under the 2021 Plan.

(2)     This number consists of shares available for issuance under the 2013 Plan as of December 31, 2020. In March 2021, the Board adopted an amendment to the 2013 Plan (subject to stockholder approval) to increase the number of shares authorized to be issued under the 2013 Plan by 3,000,000 shares (the “March 2021 Amendment”). Upon adoption of the 2021 Plan, the Board rescinded the March 2021 Amendment. Upon the approval of the 2021 Plan, no further awards will be granted under the 2013 Plan.

The Company has a Director Compensation Plan covering its independent non-employee directors. A total of 28,809 shares were granted and issued in fiscal 2020 in connection with this plan. As of December 31, 2020, there were no outstanding awards under this plan. No further equity awards will be granted under this plan.

The Board Recommends a Vote “For” the Approval of the
OPTIMIZERX 2021 EQUITY Incentive Plan.

INFORMATION REGARDING SECURITY HOLDERS

Security Ownership of Management

Set forth below is certain information with respect to the beneficial ownership of our common stock as of the record date by each director and nominee for director, each named executive officer, and by all of our directors and executive officers as a group. As of the record date, 17,468,273 shares of our common stock were outstanding. Unless otherwise indicated, each person or member of the group listed has sole voting and investment power with respect to the shares of common stock listed. The address of each person named in this table is c/o OptimizeRx Corp., 400 Water Street, Suite 200, Rochester, MI 48307.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent(1)
William J. Febbo	561,307	3.2%
Steve Silvestro	79,449	*
Miriam Paramore	190,970	1.1%
Gus D. Halas	64,421	*
James Lang	32,253	*
Patrick Spangler	21,928	*
Lynn O’Connor Vos	32,483	*
Gregory D. Wasson	17,521	*
All current directors and executive officers as a group (11 persons)	1,154,320	6.5%

____________

*        Denotes less than 1%.

(1)     The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. Shares of common stock currently issuable or issuable within 60 days of the record date upon the exercise of options are deemed to be outstanding in computing the beneficial ownership and percentage of beneficial ownership of the person holding such securities, but they are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person. Beneficial ownership does not include stock options and restricted stock units which have not vested as of, and will not vest within 60 days of, the record date. Beneficial ownership may be disclaimed as to certain of the securities.

(2)     Includes shares that could be acquired upon the exercise of stock options that are currently exercisable or exercisable within 60 days of the record date, as follows: 0 shares for Mr. Febbo; 79,449 shares for Mr. Silvestro; 183,558 shares for Ms. Paramore; and 326,685 shares for all current directors and executive officers as a group.

Principal Security Holders

The following table sets forth information regarding persons or entities that, to the best of our knowledge, were beneficial owners of more than 5% of our outstanding common stock as of the record date.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership		Percentage of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	985,110	(2)	5.6%

____________

(1)     Based on 17,468,273 shares of common stock outstanding as of the record date.

(2)     The number of shares reported above is based solely on a Schedule 13G/A filed with the SEC on January 29, 2021 by BlackRock, Inc., referred to as “BlackRock,” on behalf of BlackRock and its subsidiaries. BlackRock reported that, as of December 31, 2020, it had sole voting power with respect to 978,200 shares of our common stock, sole dispositive power with respect to 985,110 shares of our common stock, and shared voting and dispositive power with respect to 0 shares of our common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of our common stock to file forms with the SEC to report their ownership of the Company’s shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC during, and with respect to, fiscal 2020. Based on that review and written information given to us by all of our directors and executive officers, we believe that all of our directors, executive officers and holders of more than 10% of our stock filed on a timely basis all reports that they were required to file under Section 16(a) during fiscal 2020, except as follows: (i) due to administrative error, one report on Form 4 was filed late by each of Gus D. Halas, James Lang, Lynn O’Connor Vos, Patrick Spangler and Gregory D. Wasson covering a quarterly non-employee director equity grant; (ii) due to a filing code issue, one report on Form 4 was filed late by James Lang covering a quarterly non-employee director equity grant; (iii) due to administrative error, two reports on Form 4 were filed late by William Febbo each with respect to the vesting of restricted stock units, and (iv) due to a filing code issue, one report on Form 3 was filed late by Gregory D. Wasson.

PROPOSAL NO. 5
RATIFICATION OF UHY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2020 was the firm of UHY LLP (“UHY”). The Audit Committee has appointed UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2021. A representative of UHY is expected to attend the annual meeting and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions submitted by stockholders in advance of the annual meeting.

The Audit Committee, with the endorsement of the Board, recommends that you ratify that appointment. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of UHY to you for ratification as a matter of good corporate practice. If the selection is not ratified by a majority of the votes cast on this proposal at the annual meeting, our Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Change in Certifying Accountant

On June 22, 2020, the Company engaged UHY as the Company’s independent registered public accounting firm and dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. The engagement of the UHY was approved by the Company’s Audit Committee.

Marcum’s audit report on the financial statements of the Company for the year ended December 31, 2019 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

For the year ended December 31, 2019, and through the interim period ended June 22, 2020, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Marcum would have caused them to make reference thereto in their reports on the financial statements for such periods.

For the year ended December 31, 2019, and through the interim period ended June 22, 2020, there were the following “reportable events” (as such term is defined in Item 304 of Regulation S-K). As disclosed in Part II, Item 9A of the Company’s Form 10-K for the year ended December 31, 2019, the Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of such period.

Due to the existence of the material weaknesses, as explained above, Marcum expressed an adverse opinion on the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2019.

Other than as disclosed above, there were no reportable events for the year ended December 31, 2019, and through the interim period ended June 22, 2020. The Company’s Board of Directors discussed the subject matter of each reportable event with Marcum. The Company authorized Marcum to respond fully and without limitation to all requests of UHY concerning all matters related to the audited period by Marcum, including with respect to the subject matter of each reportable event.

On June 24, 2020, the Company provided Marcum with its disclosures in the Current Report on Form 8-K disclosing the dismissal of Marcum and requested in writing that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Marcum’s response is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2020.

Prior to retaining UHY, the Company did not consult with UHY regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On April 22, 2019, the Company engaged Marcum as the Company’s independent registered public accounting firm and dismissed Sadler, Gibb & Associates, LLC (“SGA”) as the Company’s independent registered public accounting firm The engagement of the Marcum was approved by the Company’s Audit Committee.

SGA’s audit report on the financial statements of the Company for the years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. SGA’s report on the Company’s internal control over financial reporting as of December 31, 2018 expressed an adverse opinion because of material weaknesses related to (i) ineffective segregation of duties assignments, and ineffective information technology general controls (ITGCs) in the areas of user access and change-management over a certain information technology (IT) system, used in the Company’s financial reporting processes. As a result, business process automated and manual controls that are dependent on appropriate segregation of duties and are dependent on the affected ITGCs were ineffective because they could have been adversely impacted and (ii) there were ineffective controls related to revenue including ineffective controls over the review and approval of a key revenue calculation spreadsheet and ineffective controls over the accuracy and completeness of activity data produced by the Issuer’s proprietary IT system related to user actions in an electronic environment. These deficiencies were a result of a design deficiency in the review and approval process and IT control processes lacking sufficient documentation.

For the years ended December 31, 2018 and 2017, and through the interim period ended April 22, 2019, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of SGA would have caused them to make reference thereto in their reports on the financial statements for such periods.

For the years ended December 31, 2018 and 2017, and through the interim period ended April 22, 2019, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K) other than SGA having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist for the reasons stated above.

On April 22, 2019, the Company provided SGA with its disclosures in the Current Report on Form 8-K disclosing the dismissal of SGA and requested in writing that SGA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. SGA’s response is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2019.

Prior to retaining Marcum, the Company did not consult with Marcum regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

Independent Registered Public Accountant Fee Information

Aggregate fees for professional services rendered by our independent registered public accounting firms to us as of and for the fiscal years ended December 31, 2020 and December 31, 2019 are set forth in the tables below:

UHY LLP

Fiscal Year Ended December 31	Audit Services	Audit-Related Fees	Tax Fees	Other Fees
2020	$164,900	$—	$49,345	$—
2019	$—	$—	$9,625	$—

Marcum LLP

Fiscal Year Ended December 31	Audit Services	Audit-Related Fees	Tax Fees	Other Fees
2020	$19,570	$—	$—	$—
2019	$439,641	$—	$—	$—

Sadler, Gibb & Associates, LLC

Fiscal Year Ended December 31	Audit Services	Audit-Related Fees	Tax Fees	Other Fees
2020	$—	$—	$—	$—
2019	$8,000	$5,500	$—	$—

Audit Fees.    Audit fees were for professional services rendered for the audits of our annual financial statements and review of our quarterly financial statements.

Audit-Related Fees.    Audit-Related fees were for services relating to comfort letters provided to investment banks in connection with stock offerings.

Tax Fees.    Tax Fees paid to UHY in 2020 related to preparation of our 2019 tax returns and 2020 estimated taxes. After appointing UHY as our independent registered public accounting firm in 2020, we retained a different firm to prepare our 2020 tax returns.

The Audit Committee has considered and determined that the services provided by UHY are compatible with UHY maintaining its independence.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that one of the Audit Committee’s responsibilities is the pre-approval of all audit and permitted non-audit services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee Charter also authorizes the Audit Committee to delegate to one or more of its members the authority to pre-approve all audit and permitted non-audit services. The Audit Committee and/or its delegate pre-approved all of the audit and audit-related services provided by our independent registered public accounting firms to us during the fiscal years ended December 31, 2020 and December 31, 2019. The tax services provided by UHY were not pre-approved by the Audit Committee due to the fact that UHY was not engaged as our independent registered public accounting firm at the time these services were performed.

The Board recommends a vote “FOR” the
ratification of the appointment of UHY AS the Company’s
independent registered public accounting firm for FISCAL 2021.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting processes on behalf of the Board. Management is responsible for the financial statements and the reporting processes, including the internal control over financial reporting. The Company’s independent registered public accounting firm, UHY, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors these processes. The Audit Committee has reviewed and discussed the audited financial statements with management.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Audit Committee has discussed with UHY (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, and (ii) the independence of UHY from the Company and management. UHY has provided the Audit Committee the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent accountant communicating with the Audit Committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

The Audit Committee:

Patrick Spangler, Chair
Gus D. Halas
Lynn O’Connor Vos

STOCKHOLDER PROPOSALS

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for our 2022 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act and our bylaws, as appropriate, to see all applicable requirements.

	Proposals for inclusion in 2022 Proxy Statement	Other proposals/nominees to be presented at the 2022 Annual Meeting*
Type of proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2022 proxy statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act

Stockholders may present proposals or director nominations directly at the 2022 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article II, Section 2.13 of our bylaws**

When proposal must be received by OptimizeRx	No later than March 10, 2022	Not earlier than the close of business on April 21, 2022 and not later than the close of business on May 21, 2022
Where to send	OptimizeRx Corporation, 400 Water Street, Suite 200, Rochester, MI 48307
What to include	The information required by Rule 14a-8	The information required by our bylaws**

____________

*        SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline, and in certain other cases notwithstanding the stockholder’s compliance with this deadline.

**      Our bylaws are available on our website located at www.optimizerx.com under “Investor Relations—Governance.”

OTHER MATTERS

As of the date of this proxy statement, no other matter is known which will be brought before the annual meeting. If any matter not described in this proxy statement is properly presented for a vote at the meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment and discretion

HOUSEHOLDING

In accordance with notices previously sent to many stockholders who hold their shares through a broker, bank or other holder of record (“street-name stockholders”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying annual report on Form 10-K may request a copy by contacting the broker, bank or other holder of record. Alternatively, we will promptly deliver a separate copy of either of such documents if a street-name stockholder contacts us either by calling (248) 651-6568 or by writing to OptimizeRx Corporation, 400 Water Street, Suite 200, Rochester, MI 48307 Attn: Corporate Secretary.

Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Broadridge Financial Services, Inc., either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

EXHIBIT A

OPTIMIZERX CORPORATION
2021 EQUITY INCENTIVE PLAN

SECTION 1.    Purpose; Definitions

The purpose of this Plan is to provide for Eligible Individuals of the Company and its Affiliates an equity-based incentive to maintain and enhance the performance and profitability of the Company.

For purposes of this Plan, the following terms are defined as set forth below:

“Affiliate” means any entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

“Applicable Exchange” means Nasdaq Capital Market or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

“Award” means a Stock Option, SAR, Restricted Stock, RSU, Performance Award or Other Stock-Based Award granted pursuant to the terms of this Plan.

“Award Agreement” means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party as of the Grant Date, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of, or plea of guilty or nolo contendere by, the Participant for committing (1) a felony under federal law or the law of the state in which such action occurred or (2) any other crime involving moral turpitude, (B) willful failure on the part of the Participant to perform his or her employment duties in any material respect, (C) gross negligence or willful misconduct with respect to the Company or any Subsidiary or Affiliates, including, without limitation fraud, embezzlement, theft or dishonesty in the course of employment, (D) a material violation of the Company’s ethics and compliance program, (E) material breach of any agreement with or duty owed to the Company or any Subsidiary or Affiliates or (F) prior to a Change in Control, such other events as shall be determined by the Committee.

“Change in Control” has the meaning set forth in Section 10(e).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

“Commission” means the Securities and Exchange Commission or any successor agency.

“Committee” means the Committee referred to in Section 2.

“Common Stock” means common stock, par value $0.001 per share, of the Company as constituted on the Effective Date, all rights which may hereafter trade with such shares of common stock, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

“Company” means OptimizeRx Corporation, a Nevada corporation, or its successor.

“Disability” means, unless otherwise provided in an Award Agreement, (1) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (2) if there is no such Individual Agreement or it does not define “Disability,” permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant.

“Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

“Effective Date” has the meaning set forth in Section 12(a).

“Eligible Individuals” means directors, officers, employees and consultants of the Company or an Affiliate, and prospective directors, officers, employees and consultants of the Company or an Affiliate who have accepted offers of employment or consultancy from the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

“Fair Market Value” of a Share means, except as otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange on the date of measurement or, if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded on the Applicable Exchange, as reported by such source as the Committee may select. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith and, to the extent applicable, such determination shall be made in a manner that satisfies Section 409A and, if applicable, Section 422(c)(1) of the Code.

“Free-Standing SAR” has the meaning set forth in Section 5(b).

“Full-Value Award” means any Award other than a Stock Option or SAR.

“Good Reason” means, unless otherwise provided in an Award Agreement, “Good Reason” as defined in any Individual Agreement to which the Participant is a party as of the Grant Date.

“Grant Date” means the date which the Committee designates for granting of an Award, which shall be no earlier than the date on which the Committee adopts a resolution memorializing such grant.

“Incentive Stock Option” means any Stock Option designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.

“Incumbent Board” has the meaning set forth in Section 10(e)(ii).

“Individual Agreement” means an employment, consulting or similar agreement between a Participant and the Company or a Subsidiary or Affiliate.

“Involuntary Termination” means the Termination of Employment of a Participant by the Company or a Subsidiary or Affiliate other than termination for Cause or Termination of Employment by a Participant for Good Reason.

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Award” means Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) unrestricted stock and dividend equivalents.

“Participant” means an Eligible Individual to whom an Award is or has been granted.

“Performance Goals” means the performance goals established by the Committee in connection with the grant of an Award.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified Performance Goals, as determined by the Committee.

“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

“Plan” means this OptimizeRx Corporation 2021 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

“Replaced Award” has the meaning set forth in Section 10(b).

“Replacement Award” has the meaning set forth in Section 10(b).

“Restricted Stock” means an Award granted under Section 6.

“Restricted Stock Unit” or “RSU” has the meaning set forth in Section 7(a).

“Restriction Period” has the meaning set forth in Section 6(c)(ii).

“Retirement” means, unless otherwise determined by the Committee, (i) “Retirement” as defined in any Individual Agreement to which the Participant is a party as of the Grant Date, or (ii) a Termination of Employment for any reason other than as a result of the Participant’s death, Disability or a termination by the Company or a Subsidiary or Affiliate for Cause, provided such Termination of Employment occurs after the later to occur of: (A) the Participant’s attainment of age 65 or (B) the Participant’s completion of five (5) years of service with the Company or a Subsidiary or Affiliate.

“Section 16(b)” has the meaning set forth in Section 11(a).

“Share” means a share of Common Stock.

“Stock Appreciation Right” or “SAR” means an Award granted under Section 5(b) or 5(c).

“Stock Option” means an Award granted under Section 5(a).

“Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or an Affiliate or any successor thereto.

“Substitute Award” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

“Tandem SAR” has the meaning set forth in Section 5(b).

“Term” means the maximum period during which a Stock Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement or other document approved by the Committee.

“Termination of Employment” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and all Subsidiaries and Affiliates. Unless otherwise determined by the Committee, (i) if a Participant’s employment with the Company and all Subsidiaries and Affiliates terminates but such Participant continues to provide services to the Company or a Subsidiary or Affiliate in a non-employee capacity, such change in status shall not be deemed a Termination of Employment and (ii) a Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company shall also be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and Subsidiaries and Affiliates shall not be considered Terminations of Employment. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes “non-qualified deferred compensation” within the meaning of Section 409A of the Code, a Participant shall not be considered to have experienced a “Termination of Employment” unless the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code (a “Separation from Service”).

SECTION 2.     Administration

(a)      Committee. The Company hereby appoints the Compensation Committee of the Board as administrator of the Plan, which committee shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. The Committee shall also consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the Applicable Exchange.

Subject to the terms and conditions of this Plan, the Committee shall have absolute authority:

(i)      To select the Eligible Individuals to whom Awards may from time to time be granted;

(ii)      To determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Awards, Other Stock-Based Awards or any combination thereof are to be granted hereunder;

(iii)     To determine the number of Shares to be covered by each Award granted hereunder;

(iv)     To approve the form of any Award Agreement and determine the terms and conditions of any Award granted hereunder, including, but not limited to, the exercise price (subject to Section 5(d)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and, subject to Section 2(f), any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

(v)     Subject to Section 12(d), to modify, amend or adjust the terms and conditions of any Award (subject to Sections 5(d) and 5(e)), at any time or from time to time, including, but not limited to, Performance Goals;

(vi)     To determine under what circumstances an Award may be settled in cash, Shares, other property or a combination of the foregoing;

(vii)    To determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

(viii)    To adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable;

(ix)     To establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;

(x)     To interpret the terms and provisions of this Plan and any Award issued under this Plan (and any Award Agreement relating thereto);

(xi)     To decide all other matters that must be determined in connection with an Award; and

(xii)    To otherwise administer this Plan.

(b)      Procedures.

(i)      The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 11, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. To the extent consistent with applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to designated classes of Eligible Individuals, within limits specifically prescribed by the Committee; provided, however, that no such officer shall have or obtain the authority to grant Awards to himself or herself or to any person then subject to Section 16 of the Exchange Act. Any such allocation or delegation may be revoked by the Committee at any time.

(ii)      Any authority granted to the Committee may be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

(c)      Discretion of Committee. Any determination made by the Committee or pursuant to delegated authority under the provisions of this Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of this Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of this Plan shall be final, binding and conclusive on all persons, including the Company, Participants and Eligible Individuals.

(d)      Indemnification. No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a Subsidiary of Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

(e)      Award Agreements. The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written (or electronic) Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall be subject to the Award Agreement being signed by the Company and the Participant receiving the Award unless otherwise provided in the Award Agreement. Award Agreements may be amended only in accordance with Section 12(d) hereof.

(f)       Minimum Vesting. Subject to Section 10, Awards granted under the Plan shall not vest over a period of less than one year from the date on which the Award is granted; provided that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, and (iii) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan, subject to adjustments made in accordance with Section 3(e) below; provided, further, that the Committee may authorize acceleration of vesting of such Awards in the event of the Participant’s death or Disability, a Change in Control or Involuntary Termination on or following Change in Control.

SECTION 3.     Common Stock Subject to Plan

(a)      Plan Maximums. Subject to adjustment as described in Section 3(e) below, the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards shall be 2,500,000 shares of Common Stock. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options on and after the Effective Date shall not exceed 2,500,000. Shares issued or transferred under the Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan.

(b)      Non-Employee Director Limit. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash and non-cash compensation paid by the Company or any Affiliate to any member of the Board who is not also an employee of the Company or any Affiliate in any calendar year shall not exceed $750,000; provided that this limit is $1,000,000 as to any new non-employee director for the calendar year in which the non-employee director is first elected or appointed to the Board. For purposes of this limitation, the value of any Award shall be valued at the grant date fair value as determined by the Company for financial statement purposes and all other non-cash compensation shall be valued at fair market value as reasonably determined by the Committee.

(c)      Rules for Calculating Shares Delivered. To the extent that any Award is forfeited, terminates, expires or lapses instead of being exercised, or any Award is settled for cash, the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under this Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the number of Shares available for future grant under the Plan: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of a Stock Option or SAR; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation; (iii) Shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof; and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options.

(d)      Substitute Awards. Substitute Awards shall not reduce the number of shares available for grant, nor shall Shares subject to a Substitute Award be added to the number of shares available for grant as provided in Section 3(c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of Shares available for future grant (and Shares subject to such Awards shall not be added to the Shares available for future grant as provided in Section 3(c) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Individuals prior to such acquisition or combination.

(e)      Adjustment Provisions. If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company’s or its stockholders’ receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any year, the kind and number of shares covered by outstanding Awards, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change in Control, the provisions of Section 10 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with section 409A or 424 of the Code, to the extent applicable. The adjustments of Awards under this Section 3(e) shall include adjustment of shares, exercise price of Stock Options or SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. Any adjustment under this Section 3(e) need not be the same for all Participants. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

SECTION 4.     Eligibility

Awards may be granted under this Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to employees of the Company and a parent corporation or subsidiary corporation of the Company (within the meaning of Section 424(e) and (f) of the Code, respectively).

SECTION 5.     Stock Options and Stock Appreciation Rights

(a)      Types of Stock Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. The Award Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

(b)      Types and Nature of Stock Appreciation Rights. Stock Appreciation Rights (SARs) may be “Tandem SARs,” which are granted in conjunction with a Stock Option, or “Free-Standing SARs,” which are not granted in conjunction with a Stock Option. Upon the exercise of a SAR, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable SAR, multiplied by (ii) the number of Shares in respect of which the SAR has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Shares or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the SAR.

(c)      Tandem SARs. A Tandem SAR may be granted at the Grant Date of the related Stock Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Stock Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Stock Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Stock Option, and the related Stock Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.

(d)      Exercise Price. The exercise price per Share subject to a Stock Option or Free- Standing SAR shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the applicable Grant Date. In no event may any Stock Option or SAR granted under this Plan be amended, other than pursuant to Section 3(e), to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Stock Option or Free-Standing SAR with a lower exercise price, or otherwise be subject to any action that would be treated, under the Applicable Exchange listing standards or for accounting purposes, as a “repricing” of such Stock Option or Free-Standing SAR, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

(e)      Term. The Term of each Stock Option and each Free-Standing SAR shall be fixed by the Committee, but no Stock Option or Free-Standing SAR shall be exercisable more than 10 years after its Grant Date.

(f)       Exercisability. Except as otherwise provided herein, Stock Options and Free- Standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

(g)      Method of Exercise. Subject to the provisions of this Section 5, Stock Options and Free-Standing SARs may be exercised, in whole or in part, at any time during the Term thereof by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased, or subject to the Free-Standing SAR as to which exercised.

In the case of the exercise of a Stock Option, such notice shall be accompanied by payment in full of the aggregate purchase price (which shall equal the product of such number of Shares subject to such Stock Options to be exercised multiplied by the applicable exercise price) by certified or bank check, wire transfer, or such other instrument or method as the Company may accept. As permitted by the Committee, payment in full or in part may also be made as follows:

(i)      In the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the Participant shall only have the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option if such right is set forth in the applicable Award Agreement.

(ii)      To the extent permitted by applicable law, by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of stock necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms.

(iii)     By instructing the Company to withhold a number of such shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Stock Option is exercised) equal to the product of (A) the exercise price per Share multiplied by (B) the number of shares of Common Stock in respect of which the Stock Option shall have been exercised.

(h)      Delivery; Rights of Stockholders. A Participant shall not be entitled to delivery of Shares pursuant to the exercise of a Stock Option or SAR until the exercise price therefor has been fully paid and applicable taxes have been withheld. Except as otherwise provided in Section 5(l), a Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option or SAR (including, if applicable, the right to vote the applicable Shares), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a) and (iii) in the case of a Stock Option, has paid in full for such Shares.

(i)       Nontransferability of Stock Options and SARs. No Stock Option or Free-Standing SAR shall be transferable by a Participant other than, for no value or consideration, (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option or Free-Standing SAR, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Participant’s family members, whether directly or indirectly or by means of a trust or partnership or otherwise (for purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto). A Tandem SAR shall be transferable only with the related Stock Option as permitted by the preceding sentence. Any Stock Option or SAR shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such stock option is transferred pursuant to this Section 5(i), it being understood that the term “holder” and “Participant” include such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.

(j)       Termination of Employment. The effect of a Participant’s Termination of Employment on any Stock Option or SAR then held by the Participant shall be set forth in the applicable Award Agreement or any other document approved by the Committee and applicable to such Stock Option or SAR. In no event shall a Stock Option or SAR be exercisable after the expiration of its Term. If not set forth in the applicable Award Agreement, the Stock Option or SAR shall be exercisable following a Termination of Employment according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(i)      Any portion of a Stock Option or SAR that is not vested and exercisable on the date of a Participant’s Termination of Employment shall expire on such date.

(ii)      Any portion of a Stock Option or SAR that is vested and exercisable on the date of a Participant’s Termination of Employment shall expire on the earliest to occur of: (A) if the Participant’s Termination of Employment occurs for reasons other than Cause, Disability, death or, in the case of a Nonqualified Stock Option, Retirement, the date that is three months after such Termination of Employment; (B) if the Participant’s Termination of Employment occurs by reason of Disability, death or, in the case of a Nonqualified Stock Option, Retirement, the one-year anniversary of such Termination of Employment; and (C) the last day of the Term of the Stock Option or SAR.

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Employment but while a Stock Option or SAR is otherwise exercisable, unless the Committee determines otherwise, the portion of the Stock Option or SAR that is vested and exercisable on the date of such Termination of Employment shall expire upon the earlier to occur of (y) the last day of the Term of the Stock Option or SAR and (z) the one-year anniversary of the date of death. Also, notwithstanding the foregoing, if a Participant’s Termination of Employment occurs as a result of a termination by the Company or a Subsidiary or Affiliate for Cause, all Stock Options and SARs granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company or a Subsidiary or Affiliate is suspended pending an investigation of whether the Participant’s employment shall be terminated for Cause, all the Participant’s rights under any Stock Option or SAR shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Employment, any Stock Option or SAR then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

If the exercise of a Stock Option or SAR following a Participant’s Termination of Employment, but while the Stock Option or SAR is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Stock Option or SAR shall remain exercisable until the earlier of (i) the last day of the Term of the Stock Option or SAR and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Employment during which the exercise of the Stock Option or SAR would not be in violation of such Securities Act or insider trading policy requirements.

(k)      Additional Rules for Incentive Stock Options. Notwithstanding any other provision of this Plan to the contrary, no Stock Option which is intended to qualify as an Incentive Stock Option may be granted to any Eligible Individual who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless at the time such Stock Option is granted the exercise price is at least 110% of the Fair Market Value of a Share and such Stock Option by its terms is not exercisable after the expiration of five years from the date such Stock Option is granted. In addition, the aggregate Fair Market Value of the Common Stock (determined at the time a Stock Option is granted) for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year, under all of the incentive stock option plans of the Company and of any Subsidiary, may not exceed $100,000. To the extent a Stock Option that by its terms was intended to be an Incentive Stock Option exceeds this $100,000 limit, the portion of the Stock Option in excess of such limit shall be treated as a Nonqualified Stock Option.

(l)       Dividends and Dividend Equivalents. Dividends (whether paid in cash or Shares) and dividend equivalents shall not be paid or accrued on Stock Options or SARs.

SECTION 6.     Restricted Stock

(a)      Administration. Shares of Restricted Stock are actual Shares issued to a Participant and may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Individuals to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Individual, the conditions for vesting, the time or times within which such shares of Restricted Stock may be subject to forfeiture and any other terms and conditions of the Restricted Stock, in addition to those contained in Section 6(c).

(b)      Book-Entry Registration or Certificated Shares. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. If any certificate is issued in respect of shares of Restricted Stock, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the OptimizeRx Corporation 2021 Equity Incentive Plan and an Award Agreement. Copies of such plan and agreement are on file at the offices of OptimizeRx, 400 Water Street, Suite 200, Rochester, MI 48307.

The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)      Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions and such other terms and conditions as are set forth in this Plan and the applicable Award Agreement or other document approved by the Committee (including the vesting or forfeiture provisions applicable upon a Termination of Employment):

(i)      The Committee shall, prior to or at the time of grant, condition (A) the vesting of an Award of Restricted Stock upon the continued service of the applicable Participant, or (B) the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient.

(ii)      Subject to the provisions of this Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the Grant Date of the Award and during which the vesting restrictions apply (the “Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.

(d)      Rights of a Stockholder. Except as provided in this Section 6 and the applicable Award Agreement, the applicable Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. Subject to Section 14(e), (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be payable in cash and shall be held subject to the vesting of the underlying Restricted Stock, and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, and shall be held subject to the vesting of the underlying Restricted Stock.

(e)      Delivery of Unlegended Certificates. If and when any applicable vesting conditions are satisfied and the Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

SECTION 7.     Restricted Stock Units

(a)      Administration. Restricted stock units (RSUs) are Awards denominated in Shares that will be settled, subject to the terms and conditions of the RSUs, in an amount in cash, Shares, or both. The Committee shall determine the Eligible Individuals to whom and the time or times at which grants of RSUs will be awarded, the number of shares in respect of which any granted RSUs shall relate, the conditions for vesting, the time or times within which such RSUs may be subject to forfeiture and any other terms and conditions of the RSUs, in addition to those contained in Section 7(b).

(b)      Terms and Conditions. RSUs shall be subject to the following terms and conditions and such other terms and conditions as are set forth in this Plan and the applicable Award Agreement or other document approved by the Committee (including the vesting or forfeiture provisions applicable upon a Termination of Employment):

(i)      The Committee shall, prior to or at the time of grant, condition (A) the vesting of RSUs upon the continued service of the applicable Participant, or (B) the grant or vesting of RSUs upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant or vesting and the other provisions of RSUs (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. An Award of RSUs shall be settled as and when the Restricted Stock Units vest, at a later time specified by the Committee in the applicable Award Agreement, or, if the Committee so permits, in accordance with an election of the Participant.

(ii)      Subject to the provisions of this Plan and the applicable Award Agreement, during the Restriction Period, if any, set by the Committee, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber RSUs.

(c)      Rights of a Stockholder. A Participant to whom RSUs are awarded shall have no rights as a stockholder with respect to the Shares represented by the RSUs unless and until Shares are actually delivered to the Participant in settlement thereof. Subject to Section 14(e), (i) cash dividends on the class or series of Common Stock that is the subject of the RSUs shall accrue either in cash or reinvestment in additional RSUs, as determined by the Committee, and be paid or delivered only to the extent the underlying RSU vests, and (ii) dividends payable in Common Stock shall accrue, assuming reinvestment in the form of additional RSUs, and be delivered only to the extent the underlying RSU vests.

(d)      Notwithstanding the immediately preceding sentence, if an adjustment to an Award of RSUs is made pursuant to Section 3(e) as a result of any dividend or distribution, no increase to such Award (by means of deemed reinvestment in additional RSUs) shall be made, and no dividend equivalents shall be paid, under Section 7(c) as a result of the same dividend or distribution.

SECTION 8.    Performance Awards

(a)      Performance Awards may be granted either alone or in conjunction with other Awards granted under this Plan. The Performance Goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee at the time of the resolution fixing the Grant Date for each Performance Award. The conditions for grant or vesting and the other provisions of Performance Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient.

(b)      Performance Goals may be based on the performance of the Company as a whole or on any one or more Subsidiaries or Affiliates or business units of the Company or a Subsidiary or Affiliate and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of a Performance Award may provide that partial achievement of Performance Goals may result in partial payment or vesting of the Award or that the achievement of the Performance Goals may be measured over more than one period or fiscal year. In establishing any Performance Goals the Committee may provide for the exclusion of the effects of the following items: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss;

(ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current Performance Goals to be unsuitable, the Committee may modify the Performance Goals, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a Performance Period, the Committee may determine that the selected Performance Goals or applicable Performance Period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the Performance Goals or change the applicable Performance Period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

SECTION 9.     Other Stock-Based Awards

Other Stock-Based Awards may be granted either alone or in conjunction with other Awards granted under this Plan.

SECTION 10.     Change-in-Control Provisions

(a)      General. The provisions of this Section 10 shall apply notwithstanding any other provision of this Plan to the contrary, except to the extent the Committee specifically provides otherwise in an Award Agreement.

(b)      Impact of Change in Control. Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement: (i) all then-outstanding Stock Options and SARs (other than performance-based Awards) shall become fully vested and exercisable, and all Full-Value Awards (other than performance-based Awards) shall vest in full, be free of restrictions, and be deemed to be earned and payable in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 10(c) (any award meeting the requirements of Section 10(c), a “Replacement Award”) is provided to the Participant to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”), and (ii) any Performance Award that is not replaced by a Replacement Award shall be deemed to be earned and payable in an amount equal to the full value of such Performance Award (with, unless otherwise provided in an Award Agreement or Individual Agreement or agreed in connection with the Change in Control, all applicable Performance Goals deemed achieved at the level of achievement of the Performance Goals for the Award as determined by the Committee not later than the date of the Change in Control, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)).

(c)      Replacement Awards. An Award shall meet the conditions of this Section 10(c) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion; (iii) if the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change in Control; (iv) it contains terms relating to vesting (including with respect to a Termination of Employment) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination whether the conditions of this Section 10(c) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(d)      Termination of Employment. Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in the applicable Award Agreement, upon a Termination of Employment of a Participant as a result of an Involuntary Termination or as a result of the death or Disability of the Participant within 24 months following a Change in Control, (i) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in full (with respect to Performance Goals, unless otherwise provided in an Award Agreement or Individual Agreement or agreed in connection with the Change in Control, at the level of achievement of the Performance Goals for the Award as determined by the Committee taking into account performance through the latest date preceding the Termination of Employment as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)), and (ii) unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, any Stock Option or SAR held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such Termination of Employment may thereafter be exercised until the expiration of the stated full Term of such Nonqualified Stock Option or SAR.

(e)      Definition of Change in Control. For purposes of this Plan, a “Change in Control” shall mean the happening of any of the following events:

(i)      any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the Company’s then outstanding voting securities entitled to vote generally in the election of directors;

(ii)      individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii)     a reorganization, merger or consolidation of the Company, in each case unless, following such reorganization, merger or consolidation, (A) more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their beneficial ownership, immediately prior to such reorganization, merger or consolidation, of the Company’s outstanding voting securities, (B) no person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the Company’s outstanding voting securities) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

(iv)     the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (x) more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding voting securities entitled to vote generally in the election of directors immediately prior to such sale or other disposition in substantially the same proportion as their beneficial ownership, immediately prior to such sale or other disposition, of the Company’s outstanding voting securities, (y) no person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty-five percent (25%) or more of the Company’s outstanding voting securities) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(v)     approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 11.     Section 16(b); Section 409A

(a)      The provisions of this Plan are intended to ensure that no transaction under this Plan is subject to (and all such transactions will be exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act (“Section 16(b)”). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b) (to the extent Section 16(b) otherwise would be applicable), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

(b)      The Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award that constitutes non-qualified deferred compensation subject to Section 409A of the Code shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award that constitutes non-qualified deferred compensation subject to Section 409A of the Code. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable by reason of a Participant’s Separation from Service during the six-month period immediately following such Separation from Service shall instead be paid or provided on the first business day following the date that is six months following the Participant’s Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within 30 days following the date of the Participant’s death.

SECTION 12.     Term, Amendment and Termination

(a)      Effectiveness. The Plan shall be effective on the date of its approval by the Company’s stockholders (the “Effective Date”). The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

(b)      Termination. The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of this Plan.

(c)      Amendment of Plan. The Committee may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, Applicable Exchange listing standards or accounting rules. In addition, no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange.

(d)      Amendment of Awards. Subject to Section 5(d), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall, without the Participant’s consent, materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause this Plan or Award to comply with applicable law, including without limitation Section 409A of the Code, Applicable Exchange listing standards or accounting rules.

SECTION 13.     Unfunded Status of Plan

It is intended that this Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

SECTION 14.     General Provisions

(a)      Conditions for Issuance. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under this Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b)      Additional Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(c)      No Contract of Employment. The Plan shall not constitute a contract of employment or other service, and adoption of this Plan shall not confer upon any individual any right to continued employment or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any individual at any time.

(d)      Required Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under this Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the minimum amount required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

(e)      Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of RSUs, or the adjustment of RSUs in respect of such dividends, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment or the settlement of such Awards (taking into account then-outstanding Awards).

(f)       Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such eligible Individual, after such Participant’s death, may be exercised.

(g)      Subsidiary/Affiliate Employees. In the case of a grant of an Award to any employee of a Subsidiary or Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary or Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or Affiliate will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of this Plan. All Shares underlying Awards that are forfeited or canceled revert to the Company.

(h)      Governing Law and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

(i)       Clawback. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 304 of the Sarbanes-Oxley Act, or any regulations promulgated thereunder.

(j)       Automatic Exercise. In the sole discretion of the Committee, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if (i) the holder of the Stock Option is employed with the Company or a Subsidiary or Affiliate as of the exercise date, (ii) the exercise price of such Stock Option is less than the Fair Market Value of a share of Common Stock on that date and (iii) the automatic exercise will result in the issuance of at least one (1) whole share of Common Stock to the Participant after payment of the exercise price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Common Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable tax withholding.

(k)      Establishment of Subplans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

OPTIMIZERX CORPORATION 400 WATER STREET, SUITE 200 ROCHESTER, MI 48307 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on August 18, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OPRX2021 You may attend the Annual Meeting via live webcast and vote when promoted during the meeting. Have the information that is printed on this proxy card in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on August 18, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D56940-P59319 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OPTIMIZERX CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of six directors to serve on the Company’s board of directors until the 2022 annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Nominees: 01) William J. Febbo 02) Gus D. Halas 03) Lynn O’Connor Vos 04) James Lang 05) Patrick Spangler 06) Gregory D. Wasson The Board of Directors recommends you vote FOR the following proposal: 2. Advisory approval of the compensation of our named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. Advisory vote on the frequency of the advisory vote on named executive officer compensation. For All Withhold All For All Except Abstain Against For 3 Years 1 Year 2 Years Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: 4. Approval of the OptimizeRx Corporation 2021 Equity Incentive Plan. The Board of Directors recommends you vote FOR the following proposal: 5. Ratification of UHY LLP as OptimizeRx’s independent registered public accounting firm for the 2021 fiscal year. NOTE: To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof. Abstain For Against For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. OPTIMIZERX CORPORATION Annual Meeting of Stockholders August 19, 2021 at 10:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Marion Odence-Ford and Douglas Baker, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OPTIMIZERX CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM, Eastern Daylight Time on August 19, 2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side